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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:  811-7758

AIM International Funds, Inc. II

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 100 Houston, Texas	77046
(Address of principal executive offices)	(Zip code)

Robert H. Graham 11 Greenway Plaza, Suite 100 Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (713) 626-1919

Date of fiscal year end:  10/31

Date of reporting period:  10/31/03

INVESCO European Fund

Annual Report to Shareholders • October 31, 2003

[COVER ART]

Your goals. Our solutions.--Servicemark--

[AIM INVESTMENTS Logo

APPEARS HERE]

--Servicemark--

INVESCO EUROPEAN FUND seeks capital appreciation by investing primarily in the stocks of growth companies located in Western European countries.

About information throughout this report:

■ Unless otherwise stated, information provided is as of 10/31/03 and is based on total net assets.

■ INVESCO European Fund’s performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.

■ When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund’s share classes will differ due to different sales charge structures and class expenses.

■ Effective 9/30/03, Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code, including 401(k) plans, money purchase pension plans, and profit sharing plans. Plans that have existing accounts in Class B shares continued to be allowed to make additional purchases after 9/30/03.

■ Had the advisor not waived fees and/or reimbursed expenses, returns would have been lower for Class C shares.

■ Class K shares are available only to certain retirement plans. Please see the prospectus for more details. They are sold at net asset value, that is, without up-front sales charges. Class K share returns do not include a 0.70% contingent deferred sales charge (CDSC) that may be imposed on a total redemption of retirement plan assets within the first year.

■ Investor Class shares are closed to most investors. For more information on who may continue to invest in Investor Class shares, please see the appropriate prospectus. Investor Class shares are sold at net asset value, that is, without a sales charge.

■ International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund’s foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies. The fund may invest up to 100% of its assets in the securities of non-U.S. issuers.

■ The fund’s investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original cost.

■ Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor’s.®

■ The unmanaged MSCI Europe® Index is a group of foreign securities representing the performance of European stock markets tracked by Morgan Stanley Capital International.

■ The German IFO index is based on a survey of 7,000 west German business leaders in the manufacturing and construction industry and wholesale and retail traders.

■ A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

■ On October 21, 2003, shareholders approved the reorganization of INVESCO European Fund into AIM European Growth Fund. The merger was completed on November 24, 2003.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-959-4246, or on the AIM Web site, AIMinvestments.com.

Not FDIC insured May lose value No bank guarantee

AIMinvestments.com

This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.

TO OUR SHAREHOLDERS

[PHOTO OF ROBERT H. GRAHAM]	Dear Fellow Shareholder in The AIM Family of Funds®:
[PHOTO OF MARK H. WILLIAMSON]

As you may be aware, there has been a great deal of media coverage recently about the mutual fund industry and allegations of improper activities by certain individuals and companies. As part of these widespread investigations, INVESCO Funds Group (IFG), the former adviser to certain INVESCO Funds, was recently named as a defendant in separate civil enforcement actions by the U.S. Securities and Exchange Commission (SEC), the Office of the New York Attorney General and the State of Colorado over an issue known as “market timing.” A number of private class or derivative actions also were filed in the wake of the regulators’ actions.

Investors are understandably concerned and frustrated about these reports, and we would like to take this opportunity to assure you that, based on an investigation conducted by an outside firm, IFG and its parent company, AMVESCAP PLC, believe that these civil actions are without merit. IFG is contesting the charges.

We encourage you to continue to monitor this situation, particularly as IFG has the opportunity to address the allegations that have been made. Current information will be posted on our Web site at AIMinvestments.com. We will continue to communicate to you on our Web site about our finding, and the actions we are taking to protect and promote the interests of our shareholders. The independent trustees of the funds are receiving regular reports from their independent counsel and outside counsel hired by AMVESCAP PLC, the parent of AIM and IFG, to perform an ongoing investigation of market timing.

A Complex Issue

Market timing is an investment technique not defined in any regulation that involves frequent short-term trading of mutual fund shares, sometimes with a goal to exploit inefficiencies in the way mutual funds price their shares. We recognize that fund management companies have tried to deal with this complex issue in various ways and believe that industry-wide guidance is in order. To that end, we welcome SEC Chairman William Donaldson’s pledge to adopt new rules designed to curb market timing abuses. Comprehensive rulemaking is necessary and is the best way to establish new industry responsibilities designed to protect shareholders. We support practical rule changes and structural modifications that are fair, enforceable and, most importantly, beneficial for investors.

AIM Investments has policies in place designed to identify, prevent and eliminate harmful trading or other activities deemed to be detrimental to the funds. We have also recently taken additional steps—implemented new policies and strengthened existing ones—to discourage harmful short-term trading. These steps include:

■	Strengthening daily monitoring of trading activities.

■	Imposing redemption fees on additional funds we believe may be vulnerable to harmful short-term trading activity.

■	Implementing an enhanced exchange policy (effective on or about March 1, 2004) designed to limit exchanges between funds.

■	Employing an enhanced fair value pricing policy on certain foreign securities as well as certain illiquid securities.

None of these tools alone, nor all of them taken together, eliminate the possibility of short-term trading strategies that may be detrimental to a fund. Moreover, each of these tools involves judgments that are inherently subjective. We have always sought and continue to seek to make these judgments to the best of our abilities and in a manner that we believe is consistent with the best interests of our fund shareholders. And we remain committed to being as vigilant as possible in the future to identify and address any harmful market timing investors who have the potential to harm our long-term fund shareholders.

We sincerely hope these developments and the media coverage surrounding them do not result in you or other shareholders losing confidence in AIM or INVESCO Funds. Amidst this storm of controversy in the mutual fund industry, we believe we can find encouragement in the recovering economy and rising equity markets. As we write this letter, for instance, the S&P 500® Index is up approximately 23% year-to-date. Although past performance is no guarantee of future results, there appear to be indicators that the economy and stock markets are showing signs of welcomed improvement. We encourage you to read the enclosed discussion of your fund’s performance during this past reporting period.

Our Unwavering Commitment

At AIM Investments, we have never wavered in our commitment to helping you build solutions for your financial goals. Our company was founded on a core principle of integrity, and we have always worked hard to earn the trust of our shareholders. We are committed to doing all we can to maintain your trust and confidence.

Thank you for your continued participation in AIM Investments. Please call your financial advisor or one of our Client Service representatives at 800-959-4246 if you have any further questions or concerns about your AIM Investments account.

Sincerely,

/s/ ROBERT H. GRAHAM

Robert H. Graham

Chairman and President

The AIM Family of Funds®

/s/ MARK H. WILLIAMSON

Mark H. Williamson

President and CEO

AIM Investments

December 18, 2003

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Fund delivers positive return

This report covers the fiscal year ended October 31, 2003. During this period, INVESCO European Fund Investor Class shares returned a 16.32% total return. In comparison, the fund’s benchmark, the MSCI Europe Index, gained 24.16% during the same period. The fund’s measure of underperformance to its benchmark was a result of the fund’s underweighting in higher growth sectors of the market, such as the information technology sector, which performed especially well during the period.

Market conditions

The period began in the midst of a fourth quarter 2002 stock rally, during which European indices moved higher, driven by a strong third quarter corporate earnings report season coupled with an interest rate cut by the U.S. Federal Reserve.

But European indices reversed course in December, and German economic stagflation continued to drag on sentiment for the whole region. European share prices drifted lower in January, February and the first part of March, as concerns over a war in Iraq and the increasingly clouded economic outlook dominated headlines. The continued strength of the euro weighed on euro zone exports and corporate profits, while Germany continued to experience severe economic weakness. Once the conflict in Iraq became inevitable in March, share prices rallied briefly, but then resumed their decline, as concerns arose over a prolonged conflict that might dampen consumer confidence and postpone a sustainable recovery. The European Central Bank (ECB) responded by cutting interest rates.

April marked a turning point, with equity markets rallying strongly following success by coalition forces in Iraq. The German market rebounded sharply, despite weak economic and corporate data, but the euro’s appreciation continued to restrict corporate profits and hamper export competitiveness.

Despite anemic economic conditions in the euro zone, the continent’s stocks continued to rebound throughout May, June, July and August, before taking a breather in September. The ECB cut interest rates again in June, to the lowest level for any country in the euro region since 1948, citing concerns about deflation and the renewed threat of recession. The Bank of England followed suit and cut rates in July. European stock markets reacted positively to both rate reductions. Germany continued to rebound strongly and the closely watched German IFO Index of West German business confidence rose higher for five consecutive months throughout the summer. In July and August, the euro declined against the U.S. dollar, providing some relief to the region’s manufacturing industries and beleaguered exporters.

The rally ground to a halt in September, as European equities dropped sharply, despite evidence of improving economic data throughout Europe. Concerns over rising energy prices and a weakening U.S. dollar, combined with profit taking, pushed European markets lower. However, European equities resumed their rally in October, following the continued improvement of economic data throughout Europe and the U.S. Meanwhile, the ECB announced that it was unlikely to raise interest rates just yet due to its concerns about the fragility of the nascent economic recovery.

FUND VS. INDEX		TOP 10 HOLDINGS*
Total returns 10/31/02-10/31/03,		As of 10/31/03
excluding sales charges		1. Vodafone Group PLC (United Kingdom)	4.87%
Investor Class Shares	16.32%	2. GlaxoSmithKline PLC (United Kingdom)	3.67
Class A Shares	17.14	3. Puma A.G. Rudolf Dassler Sport (Germany)	3.42
Class B Shares	15.47	4. HSBC Holdings PLC (United Knigdom)	3.25
Class C Shares	15.02	5. Anglo Irish Bank Corp. PLC (Ireland)	3.15
Class K Shares	16.25	6. Total S.A.—Class B (France)	3.02
MSCI Europe	24.16	7. Shell Transport & Trading Co. PLC (United Kingdom)	2.70
		8. BP PLC (United Kingdom)	2.59
		9. HBOS PLC (United Kingdom)	2.45
		10. Credit Suisse Group (Switzerland)	2.02

* Excludes money market holdings.

The fund’s holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

2

Your fund

Early in the period, we had positioned the portfolio defensively and missed out on some of the gains that materialized during the post-war bounce.

Wireless provider Nokia Oyj lost ground during the period despite hitting its profit and sales targets for the third quarter and continued strong demand. Unfortunately, strong demand did not translate into strong sales growth. Falling prices on handsets and the weak U.S. dollar hurt sales forecasts, and we sold our position in the stock.

French drug maker Aventis SA also dragged on performance, despite reporting strong core business sales and earnings growth in the third quarter. Currency exchange woes, a health care reform initiative in Europe, and lower sales of its allergy drug, Allegra, weighed on the company’s stock.

As the stock rally continued to take shape over the summer, we took steps to reduce the level of the fund’s defensiveness and focused on attractive valuations. British mobile operator Vodafone Group PLC enjoyed strong performance for the period thanks to popular products and services and a growing customer base. The company announced an increase of 2.5 million subscribers and success with its new Live! mobile Internet service. French wireless provider Orange SA also contributed to performance for the period.

Financials moved higher during the summer rally, and fund holdings HSBC Holdings PLC and Anglo Irish Bank Corp. PLC benefited from the trend. Another strong performer for the fund was Puma AG, one of the fastest-growing companies in the sports apparel industry. Puma enjoyed higher revenues reflecting strong growth in footwear and apparel because of higher sales in European and U.S. markets. Earnings also benefited from improved operating margins.

Large-cap pharmaceutical company GlaxoSmithKline PLC benefited from news of proposed U.S. legislation that would extend coverage of prescription drugs to Medicare patients. As a major exporter of drugs to the U.S., GlaxoSmithKline moved higher on news of this development. The firm also reported better-than-expected earnings in the third quarter. The news was tempered with the warning that the company’s flagship drug, the antidepressant Paxil, had succumbed to generic competition.

Energy prices were highly volatile during the period, fluctuating widely with developments in the Mid-East. However, by the end of the fund’s fiscal year, oil prices were rising with only a modest Iraqi export recovery, OPEC supply restraint, and strong supply/demand dynamics. Fund holdings BP PLC, Total SA, and Shell Transport & Trading Co. PLC all ended the period higher.

Fund reorganization

On October 21, 2003, shareholders approved the reorganization of INVESCO European Fund into AIM European Growth Fund. The merger was completed on November 24, 2003. As a result, this will be the last report on INVESCO European Fund. Shareholders in AIM European Growth Fund will receive a semiannual report in July 2004 covering six months ended April 30, 2004.

See important fund and index

disclosures inside front cover.

[Photo]

Jason T. Holzer

Mr. Holzer, Chartered Financial Analyst, is co-manager of INVESCO European Fund. He began his investment career in 1994 and joined AIM in 1996. Mr. Holzer received a B.A. in quantitative economics and an M.S. in engineering-economic systems from Stanford University.

[Photo]

Clas G. Olsson

Mr. Olsson heads up AIM’s International (Europe/Canada) Investment Management Unit. He is co-manager of INVESCO European Fund. Mr. Olsson began his investment career and joined AIM in 1994. He received a B.B.A. from The University of Texas at Austin.

Assisted by the Europe/Canada Team

[Graphic] For More Information Visit

AIMinvestments.com

3

FUND PERFORMANCE

RESULTS OF A $10,000 INVESTMENT

6/2/86-10/31/03

Source: Lipper, Inc.

Your fund’s total return includes expenses and management fees. The performance of the fund’s share classes will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover. Performance shown in the chart and table does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance of the index does not reflect the effects of taxes.

This growth chart uses a logarithmic scale, which means the price scale (vertical axis) is structured so that a given distance always represents the same percent change in price, rather than the same absolute change in price. For example, the distance from one to 10 is the same as the distance from 10 to 100 on a logarithmic chart, but the latter distance is 10 times greater on a linear chart. A logarithmic scale better illustrates performance in the fund’s early years before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers.

* MSCI Europe Index data from 5/31/86.

AVERAGE ANNUAL TOTAL RETURNS As of 10/31/03, including sales charges

In addition to returns as of the close of the fiscal year, industry regulations require us to provide average annual total returns

(including sales charges) for periods ended 9/30/03, the most recent calendar quarter-end.

Class A Shares
Inception (3/28/02)	-15.71%
1 Year	10.71	AVERAGE ANNUAL TOTAL RETURNS
Class B Shares		As of 9/30/03, the most recent calendar quarter-end, including sales charges
Inception (3/28/02)	-14.06%	Class A Shares
1 Year	10.47	Inception (3/28/02)	-19.35%
Class C Shares		1 Year	14.60
Inception (2/14/00)	-26.84%	Class B Shares
1 Year	14.02	Inception (3/28/02)	-17.70%
Class K Shares		1 Year	14.77
Inception (12/13/00)	-21.81%	Class C Shares
1 Year	16.25	Inception (2/14/00)	-28.38%
Investor Class Shares		1 Year	19.74
Inception (6/2/86)	4.87%	Class K Shares
10 Years	2.95	Inception (12/13/00)	-23.83%
5 Years	-9.15	1 Year	20.84
1 Year	16.32	Investor Class Shares
		Inception (6/2/86)	4.58%
		10 Years	2.85
		5 Years	-9.23
		1 Year	20.71

Past performance cannot guarantee comparable future results. Due to significant market volatility, results of an investment made today may differ substantially from the historical performance shown. Call your financial advisor for more current performance.

4

FINANCIALS

Schedule of Investments

October 31, 2003

	Shares	Market Value

STOCKS & OTHER EQUITY INTERESTS–97.17%

Austria–1.94%
Erste Bank der oesterreichischen Sparkassen A.G. (Diversified Banks)	28,900	$3,195,340

Belgium–1.84%
Colruyt N.V. (Food Retail)	12,700	1,151,573

Mobistar S.A. (Wireless Telecommunication Services)(a)	37,400	1,878,228

		3,029,801

Bermuda–1.03%
Willis Group Holdings Ltd. (Insurance Brokers)	51,200	1,704,960

France–11.62%
Aventis S.A. (Pharmaceuticals)	23,200	1,228,484

BNP Paribas S.A. (Diversified Banks)	52,600	2,763,867

Credit Agricole S.A. (Diversified Banks)	92,494	1,964,469

Credit Agricole S.A.-Rts., expiring 11/07/03 (Diversified Banks)(b)	92,494	21,505

Groupe Danone (Packaged Foods & Meats)	3,500	528,124

Orange S.A. (Wireless Telecommunication Services) (Acquired 07/16/02; Cost $925,354)(a)(c)(d)	206,902	2,289,784

Pernod Ricard S.A. (Distillers & Vintners)	12,575	1,213,330

Sanofi-Synthelabo S.A. (Pharmaceuticals)	40,700	2,519,457

Total S.A.-Class B (Integrated Oil & Gas)	32,100	4,989,183

Vinci S.A. (Construction & Engineering)	22,700	1,645,339

		19,163,542

Germany–7.02%
Continental A.G. (Tires & Rubber)	78,800	2,674,866

Deutsche Boerse A.G. (Specialized Finance)	42,800	2,379,284

KarstadtQuelle A.G. (Department Stores)	20,000	497,085

Puma A.G. Rudolf Dassler Sport (Footwear) (Acquired 04/02/03-08/13/03; Cost $3,886,859)(c)	38,700	5,645,189

Stada Arzneimittel A.G. (Pharmaceuticals)	7,286	377,676

		11,574,100

Greece–2.10%
Cosmote Mobile Communications S.A. (Wireless Telecomunication Services)	141,365	1,623,648

Public Power Corp. (Electric Utilities)	36,780	792,710

Vodafone Panafon S.A. (Wireless Telecommunication Services)	151,000	1,053,225

		3,469,583

Hungary–1.91%
Gedeon Richter Rt.-ADR (Pharmaceuticals) (Acquired 08/13/03-08/14/03; Cost $895,365)(c)(e)	11,100	1,141,485

OTP Bank Rt.-ADR (Regional Banks) (Acquired 07/23/03-08/14/03; Cost $1,581,228)(c)(e)	81,750	2,003,030

		3,144,515

	Shares	Market Value

Ireland–6.37%
Anglo Irish Bank Corp. PLC (Diversified Banks)	433,200	$5,202,137

Depfa Bank PLC (Diversified Banks)	9,900	1,108,293

Grafton Group PLC (Trading Companies & Distributors)(f)	445,734	2,772,187

Independent News & Media PLC (Publishing)	656,000	1,433,688

		10,516,305

Italy–8.09%
Banco Popolare di Verona e Novara Scrl (Diversified Banks)	64,100	991,066

Eni S.p.A. (Integrated Oil & Gas)	150,300	2,386,727

Merloni Elettrodomestici S.p.A. (Household Appliances)	157,000	2,646,431

Telecom Italia Mobile S.p.A. (Wireless Telecommunication Services)	195,200	900,872

Telecom Italia S.p.A. (Integrated Telecommunication Services)(a)	849,678	2,217,500

Telecom Italia S.p.A. RNC (Integrated Telecommunication Services)(a)	1,002,804	1,739,314

UniCredito Italiano S.p.A. (Diversified Banks)	500,000	2,464,500

		13,346,410

Netherlands–3.81%
Aegon N.V. (Life & Health Insurance)	71,300	934,957

ING Groep N.V.-Dutch Ctfs. (Other Diversified Financial Services)	115,000	2,387,659

Koninklijke (Royal) KPN N.V. (Integrated Telecommunication Services)	389,889	2,964,229

		6,286,845

Norway–0.66%
Ekornes A.S.A. (Home Furnishings)	29,400	490,551

Telenor A.S.A. (Integrated Telecommunication Services)	110,300	600,469

		1,091,020

Russia–1.44%
AO VimpelCom-ADR (Wireless Telecommunication Services)(a)	36,400	2,369,640

Spain–7.05%
Altadis, S.A. (Tobacco)	74,200	1,799,332

Banco Popular Espanol S.A. (Diversified Banks)	29,100	1,513,160

Corporacion Mapfre S.A. (Multi-Line Insurance)	79,600	991,975

Gamesa Corporacion Tecnologica, S.A. (Heavy Electrical Equipment)	88,400	2,392,369

Grupo Dragados, S.A. (Construction & Engineering)	141,900	2,898,325

Indra Sistemas, S.A. (IT Consulting & Other Services)	180,500	2,031,167

		11,626,328

Sweden–0.59%
Alfa Laval A.B. (Industrial Machinery)	74,400	982,354

	Shares	Market Value

Switzerland–3.43%
Credit Suisse Group (Diversified Capital Markets)	94,700	$3,336,680

Roche Holding A.G. (Pharmaceuticals)	20,800	1,721,197

UBS A.G. (Diversified Capital Markets)	9,900	607,931

		5,665,808

United Kingdom–37.43%
Arsenal Holdings PLC (Movies & Entertainment)(a)	2	5,430

Barclays PLC (Diversified Banks)	85,900	724,466

Boots Group PLC (Drug Retail)	161,400	1,951,449

BP PLC (Integrated Oil & Gas)	616,600	4,279,525

Cattles PLC (Consumer Finance)	246,100	1,332,205

Centrica PLC (Gas Utilities)	1,000,000	3,130,870

Compass Group PLC (Restaurants)	200,000	1,153,077

Enterprise Inns PLC (Restaurants)	164,000	2,353,023

Galen Holdings PLC (Pharmaceuticals)	184,200	2,364,652

GlaxoSmithKline PLC (Pharmaceuticals)	282,840	6,057,158

HBOS PLC (Diversified Banks)	347,900	4,046,976

HSBC Holdings PLC (Diversified Banks)	357,100	5,362,926

ICAP PLC (Investment Banking & Brokerage)	68,900	1,611,879

Imperial Tobacco Group PLC (Tobacco)	135,700	2,249,796

Johnston Press PLC (Publishing)	120,200	945,212

Lloyds TSB Group PLC (Diversified Banks)	250,400	1,738,969

Man Group PLC (Asset Management & Custody Banks)	24,400	599,966

Morrison (William) Supermarkets PLC (Food Retail)	162,100	616,169

National Grid Transco PLC (Multi-Utilities & Unregulated Power)	281,475	1,797,153

Next PLC (Department Stores)	24,100	482,578

Royal Bank of Scotland Group PLC (Diversified Banks)	91,715	2,457,487

Shell Transport & Trading Co. PLC (Integrated Oil & Gas)	712,000	4,446,277

		Shares	Market Value

United Kingdom–(Continued)
Shire Pharmaceuticals Group PLC (Pharmaceuticals)(a)		139,200	$1,054,701

Smith & Nephew PLC (Health Care Supplies)		78,200	621,374

Tesco PLC (Food Retail)		244,200	979,008

Travis Perkins PLC (Home Improvement Retail)		44,400	899,320

Ultra Electronics Holdings PLC (Aerospace & Defense)		52,000	455,325

Vodafone Group PLC (Wireless Telecommunication Services)		3,827,106	8,036,823

			61,753,794

United States of America–0.84%
Autoliv, Inc.-SDR (Auto Parts & Equipment)		28,400	935,642

Synthes-Stratec, Inc. (Health Care Equipment)		500	459,056

			1,394,698

Total Stocks & Other Equity Interests (Cost $134,833,746)			160,315,043

		Principal Amount

CONVERTIBLE BONDS–0.07%

United Kingdom–0.07%
Credit Suisse Group Finance Guernsey Ltd. (Diversified Banks), Jr. Gtd. Conv. Euro Bonds, 6.00%, 12/23/05 (Cost $79,046)(g)	CHF	116,000	123,353

		Shares

MONEY MARKET FUNDS–3.23%
INVESCO Treasurer’s Series Money Market Reserve Fund (Cost $5,321,595)(h)		5,321,595	5,321,595

TOTAL INVESTMENTS–100.47% (Cost $140,234,387)			165,759,991

OTHER ASSETS LESS LIABILITIES–(0.47%)			(782,589)

NET ASSETS–100.00%			$164,977,402

Investment Abbreviations:

ADR –American Depositary Receipt
CHF –Swiss Franc
Conv. –Convertible
Ctfs. –Certificates
Gtd. –Guaranteed
Jr. –Junior
Rts. –Rights
SDR –Swedish Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Non-income producing security acquired as part of a unit with or in exchange for other securities.
(c)	Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at 10/31/03 was $11,079,488, which represented 6.72% of the Fund’s net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(d)	Security fair valued in accordance with the procedures established by the Board of Directors.
(e)	Security considered to be illiquid. The aggregate market value of these securities considered illiquid at 10/31/03 was $3,144,515 which represented 1.91% of the Fund’s net assets.
(f)	Consists of more than one class of securities traded together as a unit.
(g)	Foreign denominated security. Par value is denominated in currency indicated.
(h)	The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

Statement of Assets and Liabilities

October 31, 2003

Assets:
Investments, at market value (cost $134,912,792)	$160,438,396

Investments in affiliated money market funds (cost $5,321,595)	5,321,595

Foreign currencies, at value (cost $75,509)	76,018

Receivables for:
Investments sold	842,071

Capital stock sold	39,386

Dividends and interest	215,686

Expense reimbursements (Note 2)	66,976

Amount due from advisor	9,255

Investment for deferred compensation and retirement plans	47,987

Other assets	23,507

Total assets	167,080,877

Liabilities:
Payables for:
Capital stock reacquired	1,899,565

Deferred compensation and retirement plans	62,460

Accrued distribution fees	37,265

Accrued directors’ fees	1,196

Accrued operating expenses	102,989

Total liabilities	2,103,475

Net assets applicable to shares outstanding	$164,977,402

Net assets consist of:
Capital (par value and additional paid-in)	$437,438,481

Undistributed net investment income	1,778,893

Undistributed net realized gain (loss) from investment securities and foreign currencies	(299,765,254)

Unrealized appreciation of investment securities and foreign currencies	25,525,282

$164,977,402

Net Assets:
Class A	$490,107

Class B	$97,390

Class C	$2,292,074

Class K	$501,748

Investor Class	$161,596,083

Capital stock, $0.01 par value per share:
Class A:
Authorized	100,000,000

Outstanding	56,390

Class B:
Authorized	100,000,000

Outstanding	11,058

Class C:
Authorized	100,000,000

Outstanding	276,838

Class K:
Authorized	100,000,000

Outstanding	57,010

Investor Class:
Authorized	200,000,000

Outstanding	18,140,006

Class A:
Net asset value per share	$8.69

Offering price per share:
(Net asset value of $8.69 ÷ 94.50%)	$9.20

Class B:
Net asset value and offering price per share	$8.81

Class C:
Net asset value and offering price per share	$8.28

Class K:
Net asset value and offering price per share	$8.80

Investor Class:
Net asset value and offering price per share	$8.91

See Notes to Financial Statements.

Statement of Operations

For the year ended October 31, 2003

Investment income:
Dividends (net of foreign withholding tax of $581,434)	$4,614,321

Dividends from affiliated money market funds	22,140

Interest	36,849

Securities lending	161,392

Total investment income	4,834,702

Expenses:
Advisory fees	1,330,280

Administrative services fees	89,817

Custodian fees	200,202

Distribution fees:
Class A	16,838

Class B	775

Class C	26,554

Class K	2,041

Investor Class	423,155

Transfer agent fees:
Class A	7,456

Class B	175

Class C	42,362

Class K	4,376

Investor Class	1,257,645

Interest	20,884

Printing and postage fees	246,451

Directors’ fees	26,359

Other	138,282

Total expenses	3,833,652

Less: Expenses reimbursed and expense offset arrangements	(717,381)

Net expenses	3,116,271

Net investment income	1,718,431

Realized and unrealized gain (loss) from investment securities and foreign currencies:
Net realized gain (loss) from:
Investment securities	(35,199,829)

Foreign currencies	55,803

(35,144,026)

Change in net unrealized appreciation (depreciation) of:
Investment securities	62,162,036

Foreign currencies	(28,164)

62,133,872

Net gain from investment securities and foreign currencies	26,989,846

Net increase in net assets resulting from operations	$28,708,277

See Notes to Financial Statements.

Statement of Changes in Net Assets

For the years ended October 31, 2003 and 2002

	2003	2002

Operations:
Net investment income (loss)	$1,718,431	$(1,076,595)

Net realized gain (loss) from investment securities and foreign currencies	(35,144,026)	(94,818,094)

Change in net unrealized appreciation of investment securities and foreign currencies	62,133,872	26,752,526

Net increase (decrease) in net assets resulting from operations	28,708,277	(69,142,163)

Share transactions–net:
Class A	(14,009,703)	11,673,917

Class B	11,729	93,224

Class C	(10,127,028)	(2,187,453)

Class K	(251,031)	848,126

Investor Class	(49,395,528)	(94,481,970)

Net increase (decrease) in net assets resulting from share transactions	(73,771,561)	(84,054,156)

Net increase (decrease) in net assets	(45,063,284)	(153,196,319)

Net assets:
Beginning of year	210,040,686	363,237,005

End of year (including undistributed net investment income (loss) of $1,778,893 and $(40,916) for 2003 and 2002, respectively)	$164,977,402	$210,040,686

See Notes to Financial Statements.

Notes to Financial Statements

October 31, 2003

NOTE 1—Significant Accounting Policies

INVESCO European Fund (the “Fund”) is a series portfolio of AIM International Funds, Inc. II (the “Company” formerly known as INVESCO International Funds, Inc.). The company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of two separate portfolios. The Fund currently consists of multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund was closed to new investors as of October 29, 2003.

The Fund’s investment objective is to seek capital appreciation. Companies are listed in the Schedule of Investments based on the country in which they are organized.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuation — Foreign equity securities are valued at the closing price. The closing price is designated by the principal stock exchange in the country in which the securities are traded. In the event that closing prices are not available for foreign securities, a snapshot of prices will be obtained from a principal stock exchange at or prior to the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time). Foreign currency rates are determined daily prior to the close of the New York Stock Exchange.

Domestic (U.S.) equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on the exchange where such securities are primarily traded. If last sales prices are not available, securities are valued at the closing bid price for the regular trading day as obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund’s Board of Directors.

Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund’s Board of Directors. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.

Investments in shares of investment companies are valued at the net asset value of the respective fund as calculated each day.

If market quotations or pricing service valuations are not readily available, or events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time that the net asset value per share is determined, securities are valued at fair value as determined in good faith under procedures established by the Fund’s Board of Directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

B.	Repurchase Agreement — Repurchase agreements held by the Fund are fully collateralized by securities issued by the U.S. Government, its agencies or instrumentalities and such collateral is in the possession of the Fund’s custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.
C.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date.
E.	Redemption Fees — A 2% redemption fee is retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares held less than 90-days. The redemption fee is accounted for as an addition to paid-in-capital by the Fund and is allocated among the share classes based on the relative net assets of each class.
F.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.
G.

Foreign Currency Translations — Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H.	Foreign Currency Contracts — A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
I.	Expenses — Each Class bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses, based on the relative net assets of each Class.

NOTE 2—Advisory Fees and Other Transactions with Affiliates

The Company has entered into an investment advisory agreement with INVESCO Funds Group, Inc. (“IFG”) to serve as the Fund’s investment advisor. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of the Fund’s average net assets as follows:

Average Daily Net Assets	Rate

First $350 million	0.75%

From $350 million to $700 million	0.65%

From $700 million to $2 billion	0.55%

From $2 billion to $4 billion	0.45%

From $4 billion to $6	0.40%

From $6 billion to $8 billion	0.375%

Over $8 billion	0.35%

A separate Sub-Advisory Agreement between IFG and INVESCO Asset Management Limited (“IAML”), an affiliate of IFG, provides that investment decisions of the Fund are made by IAML. Fees for such sub-advisory services are paid by IFG.

IFG has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses and increases in expense offset arrangements excluding directed brokerage, if any) of Class A, Class B, Class C and Class K shares to 2.10%, 2.75%, 2.75% and 2.20%, respectively. Further, IFG has voluntarily agreed to waive advisory fees and/or reimburse expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses and increases in expense offset arrangements excluding directed brokerage, if any) to the extent necessary to limit total annual operating expenses of Class A, Class B, Class C, Class K and Investor Class shares to 1.85%, 2.50%, 2.50%, 1.95% and 1.75%, respectively. Voluntary expense limitations may be modified or discontinued at any time without further notice to investors after April 30, 2004. During the year ended October 31, 2003 IFG reimbursed transfer agency expenses of $0, $5,583, $48,148, $10,189 and $641,553 for Class A, Class B, Class C, Class K and Investor Class shares, respectively. During the year ended October 31, 2003, IFG reimbursed expenses of the Fund of $9,255. IFG is entitled to reimbursement from a Fund share class that has had fees and expenses absorbed pursuant to these arrangements if such reimbursements do not cause a share class to exceed the then current expense limitations and the reimbursement is made within three years after IFG incurred the expense. At October 31, 2003, the reimbursement that may potentially be made by the Fund to IFG which will expire during the calendar year ended 2005 for Class A, Class B, Class C, Class K and Investor Class shares were $0, $0, $12,134, $1,644 and $304,077, respectively and expiring during the calendar year ended 2006 for Class A, Class B, Class C, Class K and Investor Class shares were $0, $5,583, $44,011, $9,388 and $538,539, respectively. During the year ended October 31, 2003, the Fund made no reimbursements to IFG.

The Fund, pursuant to a master administrative services agreement with IFG has agreed to pay IFG for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2003, IFG was paid $89,817 for such services.

The Fund, pursuant to a transfer agency and service agreement, has agreed to pay IFG a fee for providing transfer agency and shareholder services to the Fund. For the year ended October 31, 2003, IFG retained $1,312,014 for such services.

The Company has entered into master distribution agreements with A I M Distributors, Inc. (“AIM Distributors”) to serve as the distributor for the Class A, Class B, Class C, Class K and Investor Class shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, Class K and Investor Class shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.45% of the Fund’s average daily net assets of Class K shares and 0.25% of the Fund’s average daily net assets of the Investor Class shares. Of these amounts, AIM Distributors may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C or Class K shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the period July 1, 2003 through October 31, 2003, the Class A, Class B, Class C, Class K and Investor Class shares paid AIM Distributors $5,855, $288, $3,584, $649 and $138,229, respectively. Prior to July 1, 2003, INVESCO Distributors, Inc. (“IDI”) served as the Fund’s distributor in accordance with Rule 12b-1 of the 1940 Act under substantially identical terms as described for AIM Distributors above. For the period May 1, 2003 through June 30, 2003, the Class A, Class B, Class C, Class K and Investor Class shares paid IDI $10,983, $487, $22,970, $1,392 and $284,926, respectively.

Front-end sales commissions and contingent deferred sales charges (“CDSC”) (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the period July 1, 2003 through October 31, 2003, AIM Distributors retained $4,033 in front-end sales commissions from the sale of Class A shares and $20,169, $0, $46 and $0 from Class A, Class B, Class C and Class K shares, respectively, for CDSC imposed upon redemptions by shareholders. For the period May 1, 2003 through June 30, 2003, IFG retained $4 in front-end sales commissions from the sale of Class A shares and $8,231, $0, $12,494 and $0 from Class A, Class B, Class C and Class K shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain of the Fund’s officers and directors are also officers and directors of IFG, IDI, IGAM, AIM and/or AIM Distributors.

NOTE 3—Expense Offset Arrangements

For the year ended October 31, 2003, the Fund received reductions in custodian fees of $2,653 for temporarily uninvested cash or security brokerage transactions under an agreement with the Custodian.

NOTE 4—Directors’ Fees

Directors’ fees represent remuneration paid to each Director who is not an “interested person” of IFG. Directors have the option to defer compensation payable by the Company. The Directors deferring compensation have the option to select certain INVESCO Funds, in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5—Portfolio Securities Loaned

The Fund has entered into a securities lending agreement with the custodian. Under the terms of the agreement, the Fund receives income, recorded monthly, after deduction of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal in value to the value of the securities loaned. Cash collateral is invested by the custodian in the INVESCO Treasurer’s Series Money Market Reserve Fund. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

At October 31, 2003, there were no securities on loan to brokers. For the year ended October 31, 2003, the Fund received fees of $161,392 for securities lending.

NOTE 6—Borrowings

The Fund is party to an interfund lending agreement between the Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. If the fund’s outstanding borrowings from all sources are greater than 10% of its total assets, interfund loans to the fund are collateralized at 102% of the value of the loan; if the fund’s outstanding borrowings from all sources are less than 10% of its total assets, interfund loans to the fund are unsecured. The Fund may borrow up to 10% of its total net assets for temporary or emergency purposes. During the year ended October 31, 2003, the Fund had average daily borrowings of $1,389,756 with a weighted average interest rate of 1.46% and interest expense of $22,271.

The Fund has available a committed Redemption Line of Credit Facility (“LOC”), from a consortium of national banks, to be used for temporary or emergency purposes to meet redemption needs. The LOC permits borrowings to a maximum of 10% of the net assets at value of the Fund. Each Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. The funds which were party to the LOC were charged a commitment fee of 0.10% on the unused balance of the committed line. The Fund did not borrow under the LOC during the year ended October 31, 2003. The LOC expires December 3, 2003.

Additionally the Fund is permitted to carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2003 and 2002.

Tax Components of Net Assets:

As of October 31, 2003, the components of net assets on a tax basis were as follows:

Undistributed ordinary income	$1,829,983

Unrealized appreciation—investments	24,135,966

Temporary book/tax differences	(51,089)

Capital loss carryforward	(298,375,939)

Capital (par value and additional paid-in)	437,438,481

Total net assets	$164,977,402

The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s unrealized appreciation difference is attributable primarily to the deferred losses on wash sales. The tax-basis unrealized appreciation on investments amount includes appreciation (depreciation) on foreign currencies of $(322).

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the deferral of director retirement plan expenses.

The Fund has a capital loss carryforward for tax purposes which expires as follows:

Expiration	Capital Loss Carryforward

October 31, 2006	$3,305,087

October 31, 2009	155,267,157

October 31, 2010	101,319,697

October 31, 2011	38,483,998

Total capital loss carryforward	$298,375,939

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2003 was $201,085,014 and $267,130,835, respectively.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$25,786,325

Aggregate unrealized (depreciation) of investment securities	(1,650,037)

Net unrealized appreciation of investment securities	$24,136,288

Cost of investments for tax purposes is $141,623,703.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and redemption fees, on October 31, 2003, undistributed net investment income was increased by $101,378, undistributed net realized gain (loss) was decreased by $55,803 and paid in capital decreased by $45,575. This reclassification had no effect on net assets of the Fund.

NOTE 10—Capital Stock Information

The Fund currently consists of five different classes of shares: Class A shares, Class B shares, Class C shares, Class K shares and Investor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class K shares and Investor Class shares are sold at net asset value. Under some circumstances, Class A shares and Class K shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

Changes in Capital Stock Outstanding

	Year ended October 31,
	2003		2002
	Shares	Amount	Shares	Amount

Sold:
Class A*	31,823,175	$239,982,784	6,520,667	$47,565,200

Class B*	1,534	12,500	9,746	94,231

Class C	22,477,136	159,881,310	54,499,792	464,753,300

Class K	603,736	4,604,952	603,756	5,719,722

Investor Class	23,139,334	174,819,811	37,516,059	351,113,065

Reacquired:
Class A*	(33,496,569)	(253,993,724)	(4,790,883)	(35,891,283)

Class B*	(95)	(791)	(127)	(1,007)

Class C	(23,763,430)	(170,009,021)	(53,821,367)	(466,940,753)

Class K	(635,616)	(4,856,099)	(525,731)	(4,871,596)

Investor Class	(29,182,137)	(224,258,858)	(46,751,700)	(445,595,035)

	(9,032,932)	$(73,817,136)**	(6,739,788)	$(84,054,156)**

*	Class A shares and Class B shares commenced operations on March 28, 2002.
**	Amount is net of redemption fees of $45,575 and $164,061 for 2003 and 2002, respectively, based on the relative net assets of each class.

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Class A
	Year ended October 31, 2003		March 28, 2002 (Date sales commenced) to October 31, 2002

Net asset value, beginning of period	$7.42		$10.77

Income from investment operations:
Net investment income	0.09	(a)	0.04

Net gains (losses) on securities (both realized and unrealized)	1.18		(3.39)

Total from investment operations	1.27		(3.35)

Redemption fees added to paid-in-capital	0.00		0.00

Net asset value, end of period	$8.69		$7.42

Total return(b)	17.12%		(31.20)%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$490		$12,827

Ratio of expenses to average net assets:
With expense reimbursements	1.56	%(c)	1.35	%(d)

Without expense reimbursements	1.57	%(c)	1.35	%(d)

Ratio of net investment income to average net assets	1.17	%(c)	0.03	%(d)

Portfolio turnover rate(e)	117%		86%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)	Ratios are based on average daily net assets of $4,811,002.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

NOTE 11—Financial Highlights (continued)

	Class B
	Year ended October 31, 2003		March 28, 2002 (Date sales commenced) to October 31, 2002

Net asset value, beginning of period	$7.63		$10.77

Income from investment operations:
Net investment income (loss)	0.02	(a)	(0.04	)(a)

Net gains (losses) on securities (both realized and unrealized)	1.16		(3.10)

Total from investment operations	1.18		(3.14)

Redemption fees added to paid-in-capital	0.00		0.00

Net asset value, end of period	$8.81		$7.63

Total return(b)	15.47%		(29.16)%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$97		$73

Ratio of expenses to average net assets:
With expense reimbursements	2.50	%(c)	2.39	%(d)

Without expense reimbursements	9.71	%(c)	2.39	%(d)

Ratio of net investment income (loss) to average net assets	0.23	%(c)	(0.94	)%(d)

Portfolio turnover rate(e)	117%		86%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)	Ratios are based on average daily net assets of $77,466.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

NOTE 11—Financial Highlights (continued)

	Class C
	Year ended October 31,					February 14, 2000 (Date sales commenced) to October 31, 2000
	2003		2002	2001

Net asset value, beginning of period	$7.19		$10.26	$21.38		$28.72

Income from investment operations:
Net investment income (loss)	0.02	(a)	(0.00)	(0.12	)(a)	(0.04)

Net gains (losses) on securities (both realized and unrealized)	1.07		(3.07)	(9.53)		(7.30)

Total from investment operations	1.09		(3.07)	(9.65)		(7.34)

Less distributions from net realized gains	—		—	(1.47)		—

Redemption fees added to paid-in-capital	0.00		0.00	0.00		0.00

Net asset value, end of period	$8.28		$7.19	$10.26		$21.38

Total return(b)	15.16%		(29.92)%	(47.76)%		(25.56)%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$2,292		$11,242	$9,077		$2,582

Ratio of expenses to average net assets:
With expense reimbursements	2.52	%(c)	2.64%	2.75%		2.08	%(d)

Without expense reimbursements	4.33	%(c)	2.89%	2.75%		2.08	%(d)

Ratio of net investment income (loss) to average net assets	0.21	%(c)	(1.34)%	(1.27)%		(0.88	)%(d)

Portfolio turnover rate(e)	117%		86%	89%		84%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)	Ratios are based on average daily net assets of $2,655,408.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

NOTE 11—Financial Highlights (continued)

	Class K
	Year ended October 31,			December 13, 2000 (Date sales commenced) to October 31,
	2003		2002	2001

Net asset value, beginning of period	$7.57		$10.52	$17.88

Income from investment operations:
Net investment income (loss)	0.06	(a)	(0.08)	(0.00	)(a)

Net gains (losses) on securities (both realized and unrealized)	1.17		(2.87)	(7.36)

Total from investment operations	1.23		(2.95)	(7.36)

Redemption fees added to paid-in-capital	0.00		0.00	0.00

Net asset value, end of period	$8.80		$7.57	$10.52

Total return(b)	16.25%		(28.04)%	(41.16)%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$502		$673	$114

Ratio of expenses to average net assets:
With expense reimbursements	1.95	%(c)	2.12%	2.20	%(d)

Without expense reimbursements	4.20	%(c)	2.22%	56.83	%(d)

Ratio of net investment income (loss) to average net assets	0.78	%(c)	(0.70)%	(0.58	)%(d)

Portfolio turnover rate(e)	117%		86%	89%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)	Ratios are based on average daily net assets of $453,572.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

NOTE 11—Financial Highlights (continued)

	Investor Class
	Year ended October 31,
	2003		2002	2001	2000		1999

Net asset value, beginning of period	$7.66		$10.59	$21.53	$18.01		$17.62

Income from investment operations:
Net investment income (loss)	0.08	(a)	(0.00)	(0.00)	(0.11	)(a)	(0.09	)(a)

Net gains (losses) on securities (both realized and unrealized)	1.17		(2.93)	(9.47)	4.07		2.18

Total from investment operations	1.25		(2.93)	(9.47)	3.96		2.09

Less distributions:
Dividends from net investment income	—		—	—	—		(0.01)

Distributions from net realized gains	—		—	(1.47)	(0.44)		(1.69)

Total distributions	—		—	(1.47)	(0.44)		(1.70)

Redemption fees added to paid-in-capital	0.00		0.00	0.00	0.00		0.00

Net asset value, end of period	$8.91		$7.66	$10.59	$21.53		$18.01

Total return(b)	16.32%		(27.74)%	(46.45)%	22.08%		12.64%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$161,596		$185,225	$354,045	$894,943		$546,257

Ratio of expenses to average net assets:
With expense reimbursements	1.75	%(c)	1.74%	1.54%	1.33%		1.56%

Without expense reimbursements	2.14	%(c)	1.82%	1.54%	1.33%		1.56%

Ratio of net investment income (loss) to average net assets	0.98	%(c)	(0.36)%	(0.37)%	(0.42)%		(0.48)%

Portfolio turnover rate	117%		86%	89%	84%		90%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America.
(c)	Ratios are based on average daily net assets of $169,262,044.

NOTE 12—Subsequent Events

On November 24, 2003, the Fund transferred substantially all of its assets to AIM European Growth Fund (“Buying Fund”) in exchange for shares of the Buying Fund in a tax-free reorganization.

Your Fund’s investment advisor, A I M Advisors, Inc. (“AIM”) is an indirect wholly owned subsidiary of AMVESCAP PLC (“AMVESCAP”). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. (“INVESCO”), was, until recently, the investment advisor to the INVESCO Funds.

On December 2, 2003, each of the Securities and Exchange Commission (“SEC”) and the Office of the Attorney General of the State of New York (“NYAG”) filed civil proceedings against INVESCO and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of INVESCO. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group, Inc., the parent company of AIM, and he also holds the position of Senior Vice President with AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against INVESCO. Neither your Fund nor any of the funds in the AIM Family of Funds®, which includes the INVESCO Funds (the “Funds”) has been named as a defendant in any of these proceedings.

The SEC proceeding alleges that INVESCO failed to disclose in the INVESCO Funds’ prospectuses and to the INVESCO Funds’ independent directors that INVESCO had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

The NYAG proceeding is also based on the circumstances described above. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.

The Colorado proceeding is also based on the circumstances described above. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

If INVESCO is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a “registered investment company”). Similarly, if Mr. Cunningham is unsuccessful in his defense of these proceedings, he could be barred from serving as an officer or director of any registered investment company. Such results could also affect the ability of AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including your Fund. Your Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as your Fund’s investment advisor. There can be no assurance that such exemptive relief will be granted.

NOTE 12—Subsequent Events (continued)

AIM has received inquiries from the SEC, the NASD, Inc., the NYAG and the Secretary of the Commonwealth of Massachusetts with respect to market timing, late trading, fair value pricing and other similar issues and AIM has been providing full cooperation with respect to these inquiries.

In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against certain Funds, INVESCO, AIM, AMVESCAP and certain related parties, primarily based upon the allegations in the complaints described above, but also regarding the funds’ fair valuation pricing methodology. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; interest and the payment of attorneys’ and experts’ fees. Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Funds, INVESCO, AIM, AMVESCAP and related parties in the future.

As a result of these developments, investors in the Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of these matters described above may have on the Fund or AIM’s financial condition.

Report of Independent Auditors

To the Board of Directors/Trustees and Shareholders of INVESCO European Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the INVESCO European Fund (one of the funds constituting INVESCO International Funds, Inc. II, now known as AIM International Mutual Funds; hereafter referred to as the “Fund”) at October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As described in Note 11, the Fund was merged into AIM European Growth Fund effective November 24, 2003.

PRICEWATERHOUSECOOPERS LLP

December 16, 2003

Houston, Texas

Proxy Results (Unaudited)

A Special Meeting of Shareholders of INVESCO European Fund, a portfolio of AIM International Funds, Inc. II, (formerly INVESCO International Funds, Inc.), a Maryland corporation, was held on October 21, 2003. The meeting was adjourned and reconvened on October 28, 2003. The meeting was held for the following purposes:

(1)*	To approve an Agreement and Plan of Reorganization under which all of the assets of INVESCO European Fund, an investment portfolio of INVESCO International Funds, Inc. (“Company”), will be transferred to AIM European Growth Fund (“Buying Fund”), an investment portfolio of AIM International Funds, Inc. (“Buyer”), Buying Fund will assume the liabilities of INVESCO European Fund and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of INVESCO European Fund.

(2)*	To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph D. and Mark H. Williamson.

(3)	To approve a new Investment Advisory Agreement with A I M Advisors, Inc.

(4)*	To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation.

The results of the voting on the above matters were as follows:

	Matter	Votes For	Votes Against	Withheld/ Abstentions

(1)*	To approve an Agreement and Plan of Reorganization under which all of the assets of INVESCO European Fund, an investment portfolio of INVESCO International Funds, Inc. (“Company”), will be transferred to AIM European Growth Fund (“Buying Fund”), an investment portfolio of AIM International Funds, Inc. (“Buyer”), Buying Fund will assume the liabilities of INVESCO European Fund and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of INVESCO European Fund	9,769,314	836,782	2,365,429	**

	Directors/Matter	Votes For	Withholding Authority

(2)*	Bob R. Baker	14,606,962	1,104,358
	Frank S. Bayley	14,609,903	1,101,417
	James T. Bunch	14,621,023	1,090,297
	Bruce L. Crockett	14,616,218	1,095,102
	Albert R. Dowden	14,612,217	1,099,103
	Edward K. Dunn, Jr.	14,614,761	1,096,559
	Jack M. Fields	14,613,545	1,097,775
	Carl Frischling	14,600,131	1,111,189
	Robert H. Graham	14,602,938	1,108,382
	Gerald J. Lewis	14,598,295	1,113,025
	Prema Mathai-Davis	14,596,898	1,114,422
	Lewis F. Pennock	14,606,729	1,104,591
	Ruth H. Quigley	14,597,565	1,113,755
	Louis S. Sklar	14,607,024	1,104,296
	Larry Soll, Ph.D.	14,613,131	1,098,189
	Mark H. Williamson	14,601,221	1,110,099

	Matter	Votes For	Votes Against	Withheld/ Abstentions

(3)	Approval of a new Investment Advisory Agreement with A I M Advisors, Inc.	11,710,960	860,805	399,760
(4)*	Approval of an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation.	11,998,420	940,740	2,772,160	**

Proxy Results (Unaudited) (continued)

The Special Meeting of Shareholders of the Company noted above was adjourned and reconvened on October 28, 2003. At the reconvened meeting the following matter was then considered:

	Matter	Votes For	Votes Against	Withheld/ Abstentions

(4)*	Approval of an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation	13,471,833	1,002,574	2,605,253	**

*	Proposal required approval by a combined vote of all the portfolios of AIM International Funds, Inc. II.
**	Includes Broker Non-Votes

OTHER INFORMATION

Directors and Officers

As of January 1, 2003

The address of each director and officer of AIM International Funds, Inc. II (the “Company”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each director oversees 132 portfolios in the AIM Funds complex. The directors serve for the life of the Company, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Company’s organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Company	Director and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Other Directorship(s) Held by Director

Interested Persons

Robert H. Graham[1,3] — 1946 Director, Chairman and President	2003

Director and Chairman, A I M Management Group Inc. (financial services holding company); and Director and Vice Chairman, AMVESCAP PLC and Chairman of AMVESCAP PLC — AIM Division (parent of AIM and a global investment management firm)

Formerly: President and Chief Executive Officer, A I M Management Group Inc.; Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); and Director and Chairman, A I M Capital Management, Inc. (registered investment advisor), A I M Distributors, Inc. (registered broker dealer), AIM Investment Services, Inc., (registered transfer agent), and Fund Management Company (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC — Managed Products

			None

Mark H. Williamson[2] — 1951 Director and Executive Vice President	1998

Director, President and Chief Executive Officer, A I M Management Group Inc. (financial services holding company); Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); Director, A I M Capital Management, Inc. (registered investment advisor) and A I M Distributors, Inc. (registered broker dealer); Director and Chairman, AIM Investment Services, Inc. (registered transfer agent); and Fund Management Company (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC — AIM Division (parent of AIM and a global investment management firm)

Formerly: Director, Chairman, President and Chief Executive Officer, INVESCO Funds Group, Inc. and INVESCO Distributors, Inc.; Chief Executive Officer, AMVESCAP PLC — Managed Products; Chairman and Chief Executive Officer of NationsBanc Advisors, Inc.; and Chairman of NationsBanc Investments, Inc.

			Director and Chairman, INVESCO Bond Funds, Inc., INVESCO Combination Stock & Bond Funds, Inc., INVESCO Counselor Series Funds, Inc., INVESCO International Funds, Inc., INVESCO Manager Series Funds, Inc., INVESCO Money Market Funds, Inc., INVESCO Sector Funds, Inc., INVESCO Stock Funds, Inc., INVESCO Treasurer’s Series Funds, Inc. and INVESCO Variable Investment Funds, Inc.

Independent Directors

Bob R. Baker — 1936 Director	1983	Consultant Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	None

Frank S. Bayley[3] — 1939 Director	2003	Of Counsel, law firm of Baker & McKenzie	Badgley Funds, Inc. (registered investment company)

James T. Bunch — 1942 Director	2000

Co-President and Founder, Green, Manning & Bunch Ltd., (investment banking firm); and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation

Formerly: General Counsel and Director, Boettcher & Co.; and Chairman and Managing Partner, law firm of Davis, Graham & Stubbs

			None

Bruce L. Crockett[3] — 1944 Director	2003	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); and Captaris, Inc. (unified messaging provider)

Albert R. Dowden[3] — 1941 Director	2003

Director of a number of public and private business corporations, including the Boss Group Ltd. (private investment and management) and Magellan Insurance Company

Formerly: Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; and director of various affiliated Volvo Group companies

			Cortland Trust, Inc. (Chairman) (registered investment company); Annuity and Life Re (Holdings), Ltd. (insurance company)

Edward K. Dunn, Jr.[3] — 1935 Director	2003	Formerly: Chairman, Mercantile Mortgage Corp.; President and Chief Operating Officer, Mercantile-Safe Deposit & Trust Co.; and President, Mercantile Bankshares Corp.	None

Jack M. Fields[3] — 1952 Director	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company) and Texana Timber LP	Administaff

Carl Frischling[3] — 1937 Director	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Cortland Trust, Inc. (registered investment company)

Gerald J. Lewis — 1933 Director	2000	Chairman, Lawsuit Resolution Services (San Diego, California) Formerly: Associate Justice of the California Court of Appeals	General Chemical Group, Inc., Wheelabrator Technologies, Inc. (waste management company), Fisher Scientific, Inc., Henley Manufacturing, Inc. (laboratory supplies), and California Coastal Properties, Inc.

Prema Mathai-Davis[3] — 1950 Director	2003	Formerly: Chief Executive Officer, YWCA of the USA	None

Lewis F. Pennock[3] — 1942 Director	2003	Partner, law firm of Pennock & Cooper	None

[1]	Mr. Graham is considered an interested person of the Company because he is a director of AMVESCAP PLC, parent of the advisor to the Company.
[2]	Mr. Williamson is considered an interested person of the Company because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Company. Mr. Williamson became Executive Vice President of the Company on March 4, 2003.
[3]	Elected director of the Company on October 21, 2003.

Directors and Officers (continued)

As of January 1, 2003

The address of each director and officer of AIM International Funds, Inc. II (the “Company”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each director oversees 132 portfolios in the AIM Funds complex. The directors serve for the life of the Company, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Company’s organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Company	Director and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Other Directorship(s) Held by Director

Ruth H. Quigley[3] — 1935 Director	2003	Retired	None

Louis S. Sklar[3] — 1939 Director	2003	Executive Vice President, Development and Operations Hines Interests Limited Partnership (real estate development company)	None

Larry Soll, Ph.D. — 1942 Director	1997	Retired	None

Other Officers

Raymond R. Cunningham — 1951 Executive Vice President	2001

President and Chief Executive Officer, INVESCO Funds Group, Inc.; Chairman and President, INVESCO Distributors, Inc.; Senior Vice President and Chief Operating Officer, A I M Management Group Inc.; Senior Vice President, A I M Advisors, Inc. and A I M Distributors, Inc.

Formerly: Chief Operating Officer and Senior Vice President, INVESCO Funds Group, Inc. and INVESCO Distributors, Inc.; and Senior Vice President GT Global — North America

			Director, INVESCO Funds Group, Inc. and INVESCO Distributors, Inc.

Kevin M. Carome[4] — 1956 Senior Vice President and Secretary	2003

Director, Senior Vice President, Secretary and General Counsel, A I M Management Group Inc. (financial services holding company) and A I M Advisors, Inc.; Vice President, A I M Capital Management, Inc., A I M Distributors, Inc. and AIM Investment Services, Inc.; and Director, Vice President and General Counsel, Fund Management Company

Formerly: Senior Vice President and General Counsel, Liberty Financial Companies, Inc.; and Senior Vice President and General Counsel, Liberty Funds Group, LLC

			N/A

Gary T. Crum[4] — 1947 Senior Vice President	2003

Director, Chairman and Director of Investments, A I M Capital Management, Inc.; Director and Executive Vice President, A I M Management Group Inc.; Director and Senior Vice President, A I M Advisors, Inc.; and Director, A I M Distributors, Inc. and AMVESCAP PLC

Formerly: Chief Executive Officer and President, A I M Capital Management Inc.

			N/A

Robert G. Alley[4] — 1948 Vice President	2003	Managing Director and Chief Fixed Income Officer, A I M Capital Management, Inc., and Vice President, A I M Advisors, Inc.	N/A

Stuart W. Coco[4] — 1955 Vice President	2003	Managing Director and Chief Research Officer — Fixed Income, A I M Capital Management, Inc.; and Vice President, A I M Advisors, Inc.	N/A

Melville B. Cox[4] — 1943 Vice President	2003	Vice President and Chief Compliance Officer, A I M Advisors, Inc. and A I M Capital Management, Inc.; and Vice President, AIM Investment Services, Inc.	N/A

Ronald L. Grooms — 1946 Vice President and Assistant Treasurer	1988

Senior Vice President and Treasurer of INVESCO Funds Group, Inc.; and Senior Vice President and Treasurer of INVESCO Distributors, Inc.

Formerly: Treasurer and Principal Financial and Accounting Officer of INVESCO Global Health Sciences Fund; and Senior Vice President and Treasurer of INVESCO Trust Company

			N/A

Karen Dunn Kelley[4] — 1960 Vice President	2003	Managing Director and Chief Cash Management Officer, A I M Capital Management, Inc.; Director and President, Fund Management Company; and Vice President, A I M Advisors, Inc.	N/A

Edgar M. Larsen[4] — 1940 Vice President	2003	Vice President, A I M Advisors, Inc., and President, Chief Executive Officer and Chief Investment Officer, A I M Capital Management, Inc.	N/A

Dana R. Sutton[4] — 1959 Vice President and Treasurer	2003	Vice President and Fund Treasurer, A I M Advisors, Inc.	N/A

[3]	Elected director of the Company on October 21, 2003.
[4]	Elected officer of the Company on November 5, 2003.

The Statement of Additional Information of the Company includes additional information about the Fund’s Directors and is available upon request, without charge, by calling 1.800.347.4246.

Office of the Fund	Investment Advisor*	Distributor	Auditors
11 Greenway Plaza.	A I M Advisors, Inc	A I M Distributors, Inc.	PricewaterhouseCoopers LLP
Suite 100	11 Greenway Plaza	11 Greenway Plaza	1201 Louisiana
Houston, TX 77046	Suite 100	Suite 100	Suite 2900
	Houston, TX 77046	Houston, TX 77046	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Directors	Transfer Agent	Custodian
Ballard Spahr	Kramer, Levin, Naftalis &	AIM Investment Services, Inc.	State Street Bank and Trust
Andrews & Ingersoll, LLP	Frankel LLP	P.O. Box 4739	Company
1735 Market Street, 51st Floor	919 Third Avenue	Houston, TX 77210-4739	225 Franklin Street
Philadelphia, PA 19103-7599	New York, NY 10022-3852		Boston, MA 02110

*	As of October 31, 2003, INVESCO Funds Group, Inc. served as investment advisor to the INVESCO European Fund. On November 25, 2003, AIM Advisors, Inc. became the investment advisor for most of the INVESCO mutual funds.

Required Federal Income Tax Information (Unaudited)

For the tax year November 1, 2003 through November 24, 2003, the Fund designated 100%, or the maximum amount allowable, of its dividend distributions as qualified dividend income. The actual amount for the calendar year will be designated in the Fund’s year-end tax statement.

Domestic Equity

AIM Aggressive Growth Fund

AIM Balanced Fund*

AIM Basic Balanced Fund*

AIM Basic Value Fund

AIM Blue Chip Fund

AIM Capital Development Fund

AIM Charter Fund

AIM Constellation Fund

AIM Dent Demographic Trends Fund

AIM Diversified Dividend Fund[1]

AIM Emerging Growth Fund

AIM Large Cap Basic Value Fund

AIM Large Cap Growth Fund

AIM Libra Fund

AIM Mid Cap Basic Value Fund

AIM Mid Cap Core Equity Fund

AIM Mid Cap Growth Fund

AIM Opportunities I Fund

AIM Opportunities II Fund

AIM Opportunities III Fund

AIM Premier Equity Fund

AIM Select Equity Fund

AIM Small Cap Equity Fund[2]

AIM Small Cap Growth Fund[3]

AIM Trimark Endeavor Fund

AIM Trimark Small Companies Fund

AIM Weingarten Fund

INVESCO Core Equity Fund

INVESCO Dynamics Fund

INVESCO Mid-Cap Growth Fund

INVESCO Small Company Growth Fund

INVESCO S&P 500 Index Fund

INVESCO Total Return Fund*

International/Global Equity

AIM Asia Pacific Growth Fund

AIM Developing Markets Fund

AIM European Growth Fund

AIM European Small Company Fund

AIM Global Aggressive Growth Fund

AIM Global Growth Fund

AIM Global Trends Fund

AIM Global Value Fund[4]

AIM International Emerging Growth Fund

AIM International Growth Fund

AIM Trimark Fund

INVESCO International Core Equity Fund[5]

Sector Equity

AIM Global Health Care Fund

AIM Real Estate Fund

INVESCO Advantage Health Sciences Fund

INVESCO Energy Fund

INVESCO Financial Services Fund

INVESCO Gold & Precious Metals Fund

INVESCO Health Sciences Fund

INVESCO Leisure Fund

INVESCO Multi-Sector Fund

INVESCO Technology Fund

INVESCO Utilities Fund

Fixed Income

TAXABLE

AIM Floating Rate Fund

AIM High Yield Fund

AIM Income Fund

AIM Intermediate Government Fund

AIM Limited Maturity Treasury Fund

AIM Money Market Fund

AIM Short Term Bond Fund

AIM Total Return Bond Fund

INVESCO U.S. Government Money Fund

TAX-FREE

AIM High Income Municipal Fund

AIM Municipal Bond Fund

AIM Tax-Exempt Cash Fund

AIM Tax-Free Intermediate Fund

1Effective May 2, 2003, AIM Large Cap Core
Equity Fund was renamed AIM Diversified
Dividend Fund. 2AIM Small Cap Equity Fund
was closed to most investors on December 19,
2003. For information on who may continue to
invest in AIM Small Cap Equity Fund, please
contact your financial advisor. 3AIM Small Cap
Growth Fund was closed to most investors on
March 18, 2002. For information on who may
continue to invest in AIM Small Cap Growth
Fund, please contact your financial advisor.
4Effective April 30, 2003, AIM Worldwide
Spectrum Fund was renamed AIM Global Value
Fund. 5Effective November 24, 2003, INVESCO
International Blue Chip Value Fund was
renamed INVESCO International Core Equity
Fund.

For more complete information about
any AIM or INVESCO fund, including sales
charges and expenses, ask your financial
advisor for a prospectus. Please read it
carefully before investing. If used after January
20, 2004, this brochure must be accompanied
by a fund Performance & Commentary or by an
AIM Quarterly Performance Review for the
most recent quarter-end. Mutual funds
distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided
leadership in the investment management
industry since 1976 and manages $142
billion in assets for approximately 11
million shareholders, including individual
investors, corporate clients and financial
institutions. AIM is a subsidiary of
AMVESCAP PLC, one of the world’s largest
independent financial services companies
with $345 billion in assets under
management. Data as of September 30,
2003.

AIMinvestments.com        I-EUR

*	Domestic equity and income fund

Your goals. Our solutions.--Servicemark--
Mutual Funds	Retirement Products	Annuities	College Savings Plans	Separately Managed Accounts	Offshore Products	Alternative Investments	Cash Management	[AIM INVESTMENTS LOGO APPEARS HERE] --Servicemark--

INVESCO International

Blue Chip Value Fund

Annual Report to Shareholders • October 31, 2003

[COVER ART]

Your goals. Our solutions.--Servicemark--

[AIM INVESTMENTS Logo

APPEARS HERE]

--Servicemark--

INVESCO INTERNATIONAL BLUE CHIP VALUE FUND seeks total return through capital appreciation and current income.

Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

About information throughout this report:

■ Unless otherwise stated, information presented is as of 10/31/03 and is based on total net assets.

■ INVESCO International Blue Chip Value Fund’s performance figures are historical, and they reflect fund expenses, the reinvestment of distributions, and changes in net asset value.

■ When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund’s share classes will differ due to different sales charge structures and class expenses.

■ Investor Class shares are closed to most investors. For more information on who may continue to invest in the Investor Class shares, please see the appropriate prospectus. Investor Class shares are sold at net asset value, that is, without a sales charge.

■ A redemption fee of 2% will be imposed on certain redemptions or exchanges out of the fund within 30 days of purchase. Exceptions to the redemption fee are listed in the fund’s prospectus.

■ Had the advisor not waived fees and/or reimbursed expenses on Class B, Class C and Investor Class shares, returns for those share classes would have been lower.

■ International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund’s foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies. By prospectus the fund may invest up to 100% of its assets in foreign securities.

■ Investing in emerging markets may involve greater risk and potential reward than investing in more established markets.

■ The fund may participate in the initial public offering market in some market cycles. Because of the fund’s small asset base, any investment the fund may make in IPOs may significantly affect the fund’s total return. As the fund’s assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund’s total return.

■ The fund’s investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original cost.

■ The unmanaged MSCI Europe, Australasia and the Far East Index (the EAFE®) is a group of foreign securities tracked by Morgan Stanley Capital International.

■ The unmanaged MSCI Japan Index is a market-value-weighted average of the performance of more than 300 securities on the Japanese stock exchanges tracked by Morgan Stanley Capital International.

■ A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-959-4246, or on the AIM Web site, AIMinvestments.com.

Not FDIC insured May lose value No bank guarantee

AIMinvestments.com

This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.

TO OUR SHAREHOLDERS

[PHOTO OF ROBERT H. GRAHAM]	Dear Fellow Shareholder in The AIM Family of Funds--Registered Trademark--
[PHOTO OF MARK H. WILLIAMSON]

As you may be aware, there has been a great deal of media coverage recently about the mutual fund industry and allegations of improper activities by certain individuals and companies. As part of these widespread investigations, INVESCO Funds Group (IFG), the former adviser to certain INVESCO Funds, was recently named as a defendant in separate civil enforcement actions by the U.S. Securities and Exchange Commission (SEC), the Office of the New York Attorney General and the State of Colorado over an issue known as “market timing.” A number of private class or derivative actions also were filed in the wake of the regulators’ actions.

Investors are understandably concerned and frustrated about these reports, and we would like to take this opportunity to assure you that, based on an investigation conducted by an outside firm, IFG and its parent company, AMVESCAP PLC, believe that these civil actions are without merit. IFG is contesting the charges.

We encourage you to continue to monitor this situation, particularly as IFG has the opportunity to address the allegations that have been made. Current information will be posted on our Web site at AIMinvestments.com. We will continue to communicate to you on our Web site about our finding, and the actions we are taking to protect and promote the interests of our shareholders. The independent trustees of the funds are receiving regular reports from their independent counsel and outside counsel hired by AMVESCAP PLC, the parent of AIM and IFG, to perform an ongoing investigation of market timing.

A Complex Issue

Market timing is an investment technique not defined in any regulation that involves frequent short-term trading of mutual fund shares, sometimes with a goal to exploit inefficiencies in the way mutual funds price their shares. We recognize that fund management companies have tried to deal with this complex issue in various ways and believe that industry-wide guidance is in order. To that end, we welcome SEC Chairman William Donaldson’s pledge to adopt new rules designed to curb market timing abuses. Comprehensive rulemaking is necessary and is the best way to establish new industry responsibilities designed to protect shareholders. We support practical rule changes and structural modifications that are fair, enforceable and, most importantly, beneficial for investors.

AIM Investments has policies in place designed to identify, prevent and eliminate harmful trading or other activities deemed to be detrimental to the funds. We have also recently taken additional steps—implemented new policies and strengthened existing ones—to discourage harmful short-term trading. These steps include:

■	Strengthening daily monitoring of trading activities.

■	Imposing redemption fees on additional funds we believe may be vulnerable to harmful short-term trading activity.

■	Implementing an enhanced exchange policy (effective on or about March 1, 2004) designed to limit exchanges between funds.

■	Employing an enhanced fair value pricing policy on certain foreign securities as well as certain illiquid securities.

None of these tools alone, nor all of them taken together, eliminate the possibility of short-term trading strategies that may be detrimental to a fund. Moreover, each of these tools involves judgments that are inherently subjective. We have always sought and continue to seek to make these judgments to the best of our abilities and in a manner that we believe is consistent with the best interests of our fund shareholders. And we remain committed to being as vigilant as possible in the future to identify and address any harmful market timing investors who have the potential to harm our long-term fund shareholders.

We sincerely hope these developments and the media coverage surrounding them do not result in you or other shareholders losing confidence in AIM or INVESCO Funds. Amidst this storm of controversy in the mutual fund industry, we believe we can find encouragement in the recovering economy and rising equity markets. As we write this letter, for instance, the S&P 500--Registered Trademark-- Index is up approximately 23% year-to-date. Although past performance is no guarantee of future results, there appear to be indicators that the economy and stock markets are showing signs of welcomed improvement. We encourage you to read the enclosed discussion of your fund’s performance during this past reporting period.

Our Unwavering Commitment

At AIM Investments, we have never wavered in our commitment to helping you build solutions for your financial goals. Our company was founded on a core principle of integrity, and we have always worked hard to earn the trust of our shareholders. We are committed to doing all we can to maintain your trust and confidence.

Thank you for your continued participation in AIM Investments. Please call your financial advisor or one of our Client Service representatives at 800-959-4246 if you have any further questions or concerns about your AIM Investments account.

Sincerely,

/s/ ROBERT H. GRAHAM

Robert H. Graham

Chairman and President

The AIM Family of Funds--Registered Trademark--

/s/ MARK H. WILLIAMSON

Mark H. Williamson

President and CEO

AIM Investments

December 18, 2003

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Fund returns positive as international markets turn around during fiscal year

This report on INVESCO International Blue Chip Value Fund covers the fiscal year ended October 31, 2003. After the close of that fiscal year, on November 24, 2003, the fund was renamed INVESCO International Core Equity Fund.

During the year, your fund produced positive total return, with Investor Class shares returning 20.42%. Results for the other share classes are shown in a table below. The fund underperformed its broad market benchmark, the MSCI EAFE, which returned 27.03%. Returns were not as strong for the kinds of high-quality, blue-chip companies in which the fund primarily invests as they were for other types of firms.

For example, calendar-year-to-date as of October 31, EAFE index companies with a market capitalization of more than $25 billion returned an average of 8.8% while those with a market capitalization of $2.5 billion or less returned an average of 34.6%. In addition, firms with a negative return on equity generally outperformed profitable firms with positive return on equity for the same period.

Market conditions

Amid largely improving global economic conditions, most markets in Europe and Asia advanced, with emerging market stocks generally outperforming those of developed countries.

In Asia, Japan’s economy finally appeared to be showing signs of a cyclical upswing. While we believe structural difficulties and deflationary pressures still persist, industrial production rose in September 2003, and exports have shown gains for nearly a year. Amid this backdrop, Japanese equities rose through the summer but sold off late in October. Despite the fall, however, the MSCI Japan Index returned 32.94% for the fiscal year.

While a global economic recovery appears to be gaining momentum, growth in the euro zone remains weak. According to a recent report by the Bank of England, there continues to be a contrast between weak euro area economic data and more promising business survey indicators. Indeed, euro area GDP fell by 0.1% in the second quarter of 2003. German retail sales (excluding car-related sales) and French consumer spending on manufactured goods both declined in August. However, recent business surveys offer promise. Euro area industrial confidence increased in both August and September, and a survey of purchasing managers also showed improvement in the eurozone economy for the third consecutive month in September.

We pay special attention to a company’s share price relative to asset values and current earnings.

In monetary affairs, policies for many major economies became more expansionary during the reporting period. Following the U.S. Federal Reserve’s lead, the Bank of Canada, the Bank of England and the European Central Bank all reduced short-term interest rates at least twice during the fiscal year.

On the currency front, although the U.S. dollar showed a few pockets of strength during the fiscal year, for the most part, foreign currencies, including the Canadian

FUND VS. INDEXES		TOP 10 COUNTRIES*		TOTAL NUMBER OF HOLDINGS*	64
10/31/02-10/31/03, excluding sales charges		1. United Kingdom	21.0%	TOTAL NET ASSETS	$52.1 MILLION
Class A shares	19.96%	2. Japan	19.6
Class B shares	19.50	3. Switzerland	10.4
Class C shares	19.13	4. France	7.4
Investor Class shares	20.42	5. Netherlands	6.8
MSCI EAFE	27.03	6. Finland	5.1
		7. Spain	3.6
		8. Germany	3.1
		9. Italy	2.9
		10. South Korea	2.8

Source: Lipper, Inc.

*	Excludes money market fund holdings

The fund’s holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

2

dollar, the euro, and the Japanese yen proved stronger.

Your fund

During the year, we focused on selecting individual securities rather than targeting particular sectors or markets. We paid special attention to a company’s share price relative to asset values and current earnings. The sector makeup and geographical composition of the fund are a result of this bottom-up analysis. The fund generally invests only in developed markets. At the close of the fiscal year, the fund’s holdings were chiefly in western Europe and Japan.

Sectors that performed well for the fund included industrials, utilities, and financials; less successful was the consumer staples sector.

Some stocks that performed well during the fiscal year included:

■	French building products maker Compagnie de Saint-Gobain. The firm, which dates to the 17th century, produces a variety of glass goods, housing materials, and products such as ceramics and abrasives. During the fiscal year, the company experienced a modest increase in sales.
■	The Spanish utility Endesa. This company realized good earnings growth in its domestic market of Spain and even stronger earnings growth in the rest of Europe.
■	Societe Generale. The French company, which has operations in retail and corporate banking and in investment management, saw growth of earnings during the fiscal year.

Among holdings that disappointed during the fiscal year were Nintendo and Sony. Both compete in the highly competitive consumer electronics segment of the market. Toward the close of the fiscal year, Sony announced a major restructuring project that entailed significant job trimming.

Among new holdings during the fiscal year are DSM, a diversified chemical company based in the Netherlands; Millea Holdings, a major Japanese property and casualty insurer; and Michelin, the French maker of tires, among other products.

In closing

We are heartened by the improvement in international equity performance during the fiscal year covered by this report but caution investors about potential volatility in any market. We continue to work diligently to achieve total return for our shareholders through both capital appreciation and current income. We also continue to urge our share-holders to maintain a long-term focus and to keep their portfolios well diversified to manage risk.

See important fund and index disclosures inside front cover.

The fund is team managed by INVESCO Global Asset Management (N.A.), Inc.

[GRAPHIC]	For More Information Visit
AIMinvestments.com

TOP 10 INDUSTRIES*
1. Diversified Banks	14.9%
2. Integrated Oil & Gas	10.4
3. Pharmaceuticals	8.3
4. Integrated Telecommunication Services	6.6
5. Electric Utilities	5.7
6. Packaged Foods & Meats	4.6
7. Consumer Electronics	3.8
8. Paper Products	3.1
9. Electronic Equipment Manufacturers	2.8
10. Photographic Products	2.5

TOP 10 EQUITY HOLDINGS*
1. Nestle S.A. (Switzerland)	2.7%
2. Endesa, S.A.-ADR (Spain)	2.5
3. Fuji Photo Film Co., Ltd. (Japan)	2.5
4. Total S.A.-ADR (France)	2.4
5. Novartis A.G. (Switzerland)	2.4
6. ING Groep N.V.-Dutch Ctfs. (Netherlands)	2.4
7. BP PLC (United Kingdom)	2.3
8. Sony Corp.-ADR (Japan)	2.2
9. Telefonos de Mexico S.A. de C.V.-ADR (Mexico)	2.1
10. Danske Bank A.S. (Denmark)	2.1

3

FUND PERFORMANCE

RESULTS OF A $10,000 INVESTMENT

10/28/98–10/31/03

Source: Lipper, Inc.

Your fund’s total return includes expenses and management fees. The performance of the fund’s share classes will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover. Performance shown in the chart and table does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance of the index does not reflect the effects of taxes.

This growth chart uses a logarithmic scale, which means the price scale (vertical axis) is structured so that a given distance always represents the same percent change in price, rather than the same absolute change in price. For example, the distance from one to 10 is the same as the distance from 10 to 100 on a logarithmic chart, but the latter distance is 10 times greater on a linear chart. A logarithmic scale better illustrates performance in the fund’s early years before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers.

Past performance cannot guarantee comparable future results. Due to significant market volatility, results of an investment made today may differ substantially from the historical performance shown. Call your financial advisor for more current performance.

Index data from 10/31/98.

AVERAGE ANNUAL TOTAL RETURNS As of 10/31/03, including sales charges		In addition to returns as of the close of the fiscal year, industry regulations require us to provide average annual total returns (including sales charges) for periods ended 9/30/03, the most recent calendar quarter-end.
Class A Shares
Inception (3/28/02)	-4.77%
1 Year	13.30	AVERAGE ANNUAL TOTAL RETURNS
Class B Shares		As of 9/30/03, including sales charges
Inception (3/28/02)	-4.07%	Class A Shares
1 Year	14.50	Inception (3/28/02)	-7.99%
Class C Shares		1 Year	11.32
Inception (2/14/00)	-6.64%	Class B Shares
1 Year	18.13	Inception (3/28/02)	-7.26%
Investor Class Shares		1 Year	12.32
Inception (10/28/98)	-0.01%	Class C Shares
1 Year	20.42	Inception (2/14/00)	-8.02%
		1 Year	15.81

		Investor Class Shares
		Inception (10/28/98)	-0.99%
		1 Year	18.23

4

FINANCIALS

Schedule of Investments

October 31, 2003

	Shares	Market Value

FOREIGN STOCKS & OTHER EQUITY INTERESTS–97.13%

Australia–2.53%
BHP Billiton Ltd. (Diversified Metals & Mining)	77,900	$646,167

National Australia Bank Ltd. (Diversified Banks)(a)	31,000	671,152

		1,317,319

Austria–1.01%
Bank Austria Creditanstalt (Diversified Banks)(a)	12,100	525,366

Canada–1.67%
Barrick Gold Corp. (Gold)	20,000	389,400

EnCana Corp. (Oil & Gas Exploration & Production)	14,000	480,683

		870,083

Denmark–2.10%
Danske Bank A.S. (Diversified Banks)	54,500	1,095,640

Finland–5.08%
Nokia Oyj (Communications Equipment)	62,250	1,053,578

Stora Enso Oyj-Class R (Paper Products)	74,500	1,009,763

UPM-Kymmene Oyj (Paper Products)	31,500	587,508

		2,650,849

France–7.42%
Compagnie de Saint-Gobain (Building Products)	12,700	533,910

Compagnie Generale des Etablissements Michelin-Class B (Tires & Rubber)	25,700	1,004,811

Societe Generale (Diversified Banks)	14,600	1,080,764

Total S.A.-ADR (Integrated Oil & Gas)	16,000	1,249,120

		3,868,605

Germany–3.05%
BASF A.G. (Diversified Chemicals)	22,000	1,005,674

Deutsche Bank A.G. (Diversified Capital Markets)(a)	8,900	585,001

		1,590,675

Italy–2.85%
Eni S.p.A-ADR (Integrated Oil & Gas)	11,700	930,150

Sanpaolo IMI S.p.A.-ADR (Diversified Banks)	24,800	555,024

		1,485,174

Japan–19.64%
Canon Inc. (Office Electronics)	19,000	919,913

Eisai Co., Ltd. (Pharmaceuticals)	19,400	455,515

Fuji Photo Film Co., Ltd. (Photographic Products)	44,000	1,297,415

Hitachi, Ltd.-ADR (Electronic Equipment Manufacturers)	13,200	788,832

Ito-Yokado Co., Ltd. (Hypermarket & Super Centers)	15,000	551,511

Kao Corp. (Household Products)	25,000	514,197

Millea Holdings, Inc. (Property & Casualty Insurance)(a)	37	441,118

	Shares	Market Value

Japan–(Continued)
Nintendo Co., Ltd. (Home Entertainment Software)	9,300	$718,575

Nippon Telegraph & Telephone Corp.-ADR (Integrated Telecommunication Services)	35,200	791,296

Sony Corp.-ADR (Consumer Electronics)	32,200	1,133,440

Takeda Chemical Industries, Ltd. (Pharmaceuticals)	25,100	888,597

Takefuji Corp. (Consumer Finance)	7,200	426,574

TDK Corp. (Electronic Equipment Manufacturers)	10,000	655,260

Toyota Motor Corp. (Automobile Manufacturers)	23,000	655,169

		10,237,412

Mexico–2.14%
Telefonos de Mexico S.A. de C.V.-ADR (Integrated Telecommunication Services)	34,700	1,115,605

Netherlands–6.75%
ABN AMRO Holding N.V.-ADR (Diversified Banks)	28,800	603,936

DSM N.V. (Specialty Chemicals)	10,440	476,996

ING Groep N.V.-Dutch Ctfs. (Other Diversified Financial Services)	59,700	1,235,188

Koninklijke (Royal) Philips Electronics N.V.-New York Shares (Consumer Electronics)	30,950	830,698

TPG N.V. (Air Freight & Logistics)	17,450	374,987

		3,521,805

Norway–1.30%
Statoil A.S.A. (Integrated Oil & Gas)	72,400	677,273

Portugal–1.30%
Portugal Telecom, SGPS, S.A.-ADR (Integrated Telecommunication Services)	80,000	676,000

South Korea–2.79%
Korea Electric Power Corp.-ADR (Electric Utilities)	56,800	616,280

KT Corp.-ADR (Integrated Telecommunication Services)	42,600	839,646

		1,455,926

Spain–3.55%
Endesa, S.A.-ADR (Electric Utilities)	83,700	1,324,971

Repsol YPF, S.A.-ADR (Integrated Oil & Gas)	30,300	526,311

		1,851,282

Sweden–2.59%
Nordea A.B. (Diversified Banks)(a)	88,700	547,957

Volvo A.B.-Class B (Construction & Farm Machinery & Heavy Trucks)	28,800	801,358

		1,349,315

Switzerland–10.37%
Compagnie Financiere Richemont A.G. (Apparel, Accessories & Luxury Goods)(b)	17,300	387,843

F-1

	Shares	Market Value

Switzerland–(Continued)
Nestle S.A. (Packaged Foods & Meats)	6,500	$1,425,694

Novartis A.G. (Pharmaceuticals)	32,600	1,237,944

Roche Holding A.G. (Pharmaceuticals)	9,660	796,352

Syngenta A.G. (Fertilizers & Agricultural Chemicals)	13,400	715,287

Zurich Financial Services A.G. (Multi-Line Insurance)	6,632	846,070

		5,409,190

United Kingdom–20.99%
Abbey National PLC (Diversified Banks)	56,800	541,729

BAE SYSTEMS PLC (Aerospace & Defense)	268,500	832,749

BP PLC (Integrated Oil & Gas)	169,000	1,171,463

Cadbury Schweppes PLC (Packaged Foods & Meats)	154,900	991,686

Diageo PLC (Distillers & Vintners)	91,400	1,073,490

GlaxoSmithKline PLC (Pharmaceuticals)	34,000	727,205

GlaxoSmithKline PLC-ADR (Pharmaceuticals)	4,800	207,792

HSBC Holdings PLC (Diversified Banks)	71,600	1,073,927

Kingfisher PLC (Home Improvement Retail)	188,487	902,440

Marks & Spencer Group PLC (Department Stores)	82,571	402,681

Royal Bank of Scotland Group PLC (Diversified Banks)	40,500	1,083,816

Scottish Power PLC (Electric Utilities)	177,400	1,052,301

Shell Transport & Trading Co. PLC-ADR (Integrated Oil & Gas)	23,100	881,496

		10,942,775

Total Foreign Stocks & Other Equity Interests (Cost $46,091,292)		50,640,294

	Shares	Market Value

MONEY MARKET FUNDS–3.35%
INVESCO Treasurer’s Series Money Market Reserve Fund (Cost $1,745,802)(c)	1,745,802	$1,745,802

TOTAL INVESTMENTS–100.48% (excluding investments purchased with cash collateral from securities loaned) (Cost $47,837,094)		52,386,096

INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED

Money Market Funds–1.89%
INVESCO Treasurer’s Series Money Market Reserve Fund(c)(d)	982,871	982,871

Total Money Market Funds (purchased with cash collateral from securities loaned) (Cost $982,871)		982,871

TOTAL INVESTMENTS–102.37% (Cost $48,819,965)		53,368,967

OTHER ASSETS LESS LIABILITIES–(2.37%)		(1,235,003)

NET ASSETS–100.00%		$52,133,964

Investment Abbreviations:

ADR –American Depositary Receipt
Ctfs. –Certificates

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Consists of more than one class of securities traded together as a unit.
(c)	The money market fund and the Fund are affiliated by having the same investment advisor.
(d)	The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned.

See Notes to Financial Statements.

F-2

Statement of Assets and Liabilities

October 31, 2003

Assets:
Investments, at market value (cost $46,091,292)*	$50,640,294

Investments in affiliated money market funds (cost $2,728,673)	2,728,673

Foreign currencies, at value (cost $3,245)	3,061

Receivables for:
Capital stock sold	111,709

Dividends	109,512

Expense reimbursements (Note 2)	16,484

Investment for deferred compensation and retirement plans	9,606

Other assets	17,999

Total assets	53,637,338

Liabilities:
Payables for:
Investments purchased	374,349

Capital stock reacquired	64,007

Dividends	23,880

Deferred compensation and retirement plans	12,110

Collateral upon return of securities loaned	982,871

Accrued interest expense	347

Accrued distribution fees	13,446

Accrued directors’ fees	78

Accrued operating expenses	32,286

Total liabilities	1,503,374

Net assets applicable to shares outstanding	$52,133,964

Net assets consist of:
Capital (par value and additional paid-in)	$58,641,363

Undistributed net investment income	358,215

Undistributed net realized gain (loss) from investment securities and foreign currencies	(11,419,918)

Unrealized appreciation of investment securities and foreign currencies	4,554,304

$52,133,964

Net Assets:
Class A	$2,033,467

Class B	$572,753

Class C	$2,607,667

Investor Class	$46,920,077

Capital stock, $0.01 par value per share:
Class A:
Authorized	100,000,000

Outstanding	232,737

Class B:
Authorized	100,000,000

Outstanding	65,657

Class C:
Authorized	100,000,000

Outstanding	305,720

Investor Class:
Authorized	100,000,000

Outstanding	5,315,165

Class A:
Net asset value per share	$8.74

Offering price per share:
(Net asset value of $8.74 ÷ 94.50%)	$9.25

Class B:
Net asset value and offering price per share	$8.72

Class C:
Net asset value and offering price per share	$8.53

Investor Class:
Net asset value and offering price per share	$8.83

*	At October 31, 2003, securities with an aggregate market value of $957,253 were on loan to brokers.

See Notes to Financial Statements.

F-3

Statement of Operations

For the year ended October 31, 2003

Investment income:
Dividends (net of foreign withholding tax of $166,293)	$1,253,399

Dividends from affiliated money market funds	2,994

Interest	10,010

Securities lending	17,626

Total investment income	1,284,029

Expenses:
Advisory fees	346,653

Administrative services fees	30,799

Custodian fees	50,427

Distribution fees:
Class A	9,568

Class B	3,129

Class C	21,400

Investor Class	102,584

Interest	694

Transfer agent fees:
Class A	6,116

Class B	1,085

Class C	32,101

Investor Class	277,346

Printing and postage fees	83,867

Directors’ fees	9,646

Other	103,005

Total expenses	1,078,420

Less: Expenses reimbursed and expense offset arrangements	(141,338)

Net expenses	937,082

Net investment income	346,947

Realized and unrealized gain (loss) from investment securities and foreign currencies:
Net realized gain (loss) from:
Investment securities	(1,778,877)

Foreign currencies	(513)

(1,779,390)

Change in net unrealized appreciation (depreciation) of:
Investment securities	11,810,174

Foreign currencies	(1,022,229)

10,787,945

Net gain from investment securities and foreign currencies	9,008,555

Net increase in net assets resulting from operations	$9,355,502

See Notes to Financial Statements.

F-4

Statement of Changes in Net Assets

For the years ended October 31, 2003 and 2002

	2003	2002

Operations:
Net investment income	$346,947	$200,261

Net realized gain (loss) from investment securities and foreign currencies	(1,779,390)	(3,993,895)

Change in net unrealized appreciation (depreciation) of investment securities and foreign currencies	10,787,945	(1,443,362)

Net increase (decrease) in net assets resulting from operations	9,355,502	(5,236,996)

Distributions to shareholders from net investment income:
Class A	(6,568)	—

Class B	(990)	—

Investor Class	(111,474)	—

Decrease in net assets resulting from distributions	(119,032)	—

Share transactions–net:
Class A	(1,891,150)	2,805,994

Class B	419,499	99,599

Class C	905,563	(333,747)

Investor Class	(1,299,347)	(406,080)

Net increase (decrease) in net assets resulting from share transactions	(1,865,435)	2,165,766

Net increase (decrease) in net assets	7,371,035	(3,071,230)

Net assets:
Beginning of year	44,762,929	47,834,159

End of year (including undistributed net investment income of $358,215 and $118,278 for 2003 and 2002, respectively)	$52,133,964	$44,762,929

Notes to Financial Statements

October 31, 2003

NOTE 1—Significant Accounting Policies

INVESCO International Blue Chip Value Fund (the “Fund”) is a series portfolio of AIM International Funds, Inc. II (the “Company” formerly known as, INVESCO International Funds, Inc.). The company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of two separate portfolios. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

The Fund’s investment objective is to seek total return. Companies are listed in the Schedule of Investments based on the country in which they are organized.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations — Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between

F-5

the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company’s officers in a manner specifically authorized by the Board of Directors of the Company. Market trends, movement in exchange traded funds and ADRs, and the bid/ask quotes of brokers and information providers may be reviewed in the course of making a good faith determination of a security’s fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would ordinarily not be reflected in the computation of the Fund’s net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Directors.

B.	Repurchase Agreements — Repurchase agreements held by the Fund are fully collateralized by securities issued by the U.S. Government, its agencies or instrumentalities and such collateral is in the possession of the Fund’s custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.
C.	Securities Transactions and Investment Income —Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date.

E.	Redemption Fees — A 2% redemption fee is retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares held less than 90 days. The redemption fee is accounted for as an addition to paid-in-capital by the Fund and is allocated among the share classes based on the relative net assets of each class.
F.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.
G.	Foreign Currency Translations — Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
H.	Foreign Currency Contracts — A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
I.	Expenses — Each Class bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses, based on the relative net assets of each Class.

F-6

NOTE 2—Advisory Fees and Other Transactions with Affiliates

The Company has entered into an investment advisory agreement with INVESCO Funds Group, Inc. (“IFG”) to serve as the Fund’s investment advisor. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of the Fund’s average net assets as follows:

Average Net Assets	Rate

First $500 million	0.75%

From $500 million to $1 billion	0.65%

From $1 billion to $2 billion	0.55%

From $2 billion to $4 billion	0.45%

From $4 billion to $6	0.40%

From $6 billion to $8 billion	0.375%

Over $8 billion	0.35%

A separate Sub-Advisory Agreement between IFG and INVESCO Global Asset Management (N.A.) (“IGAM”), an affiliate of IFG, provides that investment decisions of the Fund are made by IGAM. Fees for such sub-advisory services are paid by IFG.

IFG has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses and increases in expense offset arrangements excluding directed brokerage, if any) of Class A, Class B and Class C shares to 2.10%, 2.75% and 2.75%, respectively. Further, IFG has voluntarily agreed to waive advisory fees and/or reimburse expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses and increases in expense offset arrangements excluding directed brokerage, if any) to the extent necessary to limit total annual operating expenses of Investor Class shares to 2.00%, respectively. Voluntary expense limitations may be modified or discontinued at any time without further notice to investors after April 30, 2004. During the year ended October 31, 2003 IFG reimbursed transfer agency expenses of $0, $1,085, $29,675 and $104,729 for Class A, Class B, Class C and Investor Class shares, respectively. During the the year ended October 31, 2003, IFG reimbursed other class specific expenses of $0, $3,231, $0 and $0 for Class A, Class B, Class C and Investor Class shares, respectively. During the year ended October 31, 2003, IFG reimbursed expenses of the Fund of $1,595. IFG is entitled to reimbursement from a Fund share class that has had fees and expenses absorbed pursuant to these arrangements if such reimbursements do not cause a share class to exceed the then current expense limitations and the reimbursement is made within three years after IFG incurred the expense. At October 31, 2003, the reimbursement that may potentially be made by the Fund to IFG which will expire during the calendar year ended 2005 for Class A, Class B, Class C and Investor Class shares were $0, $0, $4,576 and $10,236, respectively and expiring during the calendar year ended 2006 for Class A, Class B, Class C and Investor Class shares were $0, $5,216, $29,082 and $93,019, respectively. During the year ended October 31, 2003, the Fund made no reimbursements to IFG.

The Fund, pursuant to a master administrative services agreement with IFG has agreed to pay IFG for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2003, IFG was paid $30,799 for such services.

The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. (“AISI”), formerly known as AIM Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. For the period October 1, 2003 to October 31, 2003 that AISI was the transfer agent, AISI retained $0 for such services. Prior to October 1, 2003, the Company had a transfer agency and service agreement with IFG. IFG retained $282,992 for such services.

The Company has entered into master distribution agreements with A I M Distributors, Inc. (“AIM Distributors”) to serve as the distributor for the Class A, Class B, Class C and Investor Class shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Investor Class shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C and 0.25% of the Fund’s average daily net assets of the Investor Class shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the period July 1, 2003 through October 31, 2003, the Class A, Class B, Class C and Investor Class shares paid $3,740, $1,542, $8,078 and $36,598, respectively, to AIM Distributors. Prior to July 1, 2003, INVESCO Distributors, Inc. (“IDI”) served as the Fund’s distributor in accordance with Rule 12b-1 of the 1940 Act under substantially identical terms as described for AIM Distributors above. For the period November 1, 2002 through June 30, 2003, the Class A, Class B, Class C and Investor Class shares paid IDI $5,828, $1,587, $13,322 and $65,986, respectively.

Front-end sales commissions and contingent deferred sales charges (“CDSC”) (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the period July 1, 2003 through October 31, 2003, AIM Distributors retained $579 in front-end sales commissions from the sale of Class A shares and $7,252, $0 and $765 for Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders. For the period May 1, 2003 through June 30, 2003, IFG retained $668 in front-end sales commissions from the sale of Class A shares and $2,868, $250, and $718 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain of the Fund’s officers and directors are also officers and directors of IFG, IDI, IGAM, AIM and/or AIM Distributors.

NOTE 3—Expense Offset Arrangements

For the year ended October 31, 2003, the Fund received reductions in custodian fees of $1,023 for temporarily uninvested cash or security brokerage transactions under an agreement with the Custodian.

NOTE 4—Directors’ Fees

Directors’ fees represent remuneration paid to each Director who is not an “interested person” of IFG. Directors have the option to defer compensation payable by the Company. The Directors deferring compensation have the option to select certain INVESCO Funds, in which all or part of their deferral accounts shall be deemed to be invested.

F-7

Current Directors are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Directors over a period of time based on the number of years of service. Certain former Directors also participate in a retirement plan and receive benefits under such plan.

NOTE 5—Portfolio Securities Loaned

The Fund has entered into a securities lending agreement with the custodian. Under the terms of the agreement, the Fund receives income, recorded monthly, after deduction of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal in value to the value of the securities loaned. Cash collateral is invested by the custodian in the INVESCO Treasurer’s Series Money Market Reserve Fund. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

At October 31, 2003, securities with an aggregate value of $957,253 were on loan to brokers. The loans were secured by cash collateral of $982,871 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended October 31, 2003, the Fund received fees of $17,626 for securities lending.

NOTE 6—Borrowings

The Fund is party to an interfund lending agreement between the Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. If the fund’s outstanding borrowings from all sources are greater than 10% of its total assets, interfund loans to the fund are collateralized at 102% of the value of the loan; if the fund’s outstanding borrowings from all sources are less than 10% of its total assets, interfund loans to the fund are unsecured. The Fund may borrow up to 10% of its total net assets for temporary or emergency purposes. During the year ended October 31, 2003, the amounts outstanding averaged $144,271 per day with a weighted average interest rate of 1.37% and incurred interest expense of $1,970.

The Fund has available a committed Redemption Line of Credit Facility (“LOC”), from a consortium of national banks, to be used for temporary or emergency purposes to meet redemption needs. The LOC permits borrowings to a maximum of 10% of the net assets at value of the Fund. Each Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. The funds which were party to the LOC were charged a commitment fee of 0.10% on the unused balance of the committed line. The Fund did not borrow under the LOC during the year ended October 31, 2003. The LOC expires December 3, 2003.

Additionally the Fund is permitted to carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Distributions to Shareholders:

The tax character of distributions paid during the years ended October 31, 2003 and 2002 was as follows:

	2003	2002

Distributions paid from ordinary income	$119,032	$—

Tax Components of Net Assets:

As of October 31, 2003, the components of net assets on a tax basis were as follows:

Undistributed ordinary income	$439,881

Unrealized appreciation — investments	479,046

Temporary book/tax differences	(635)

Capital loss carryforward	(7,425,691)

Capital (par value and additional paid in)	58,641,363

Total net assets	$52,133,964

The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s unrealized appreciation difference is attributable to deferred losses on wash sales, mark to market of certain passive foreign investment securities and other items. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $5,303.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the deferral of director compensation and director retirement plan expenses.

The Fund has a capital loss carryforward for tax purposes which expires as follows:

Expiration	Capital Loss Carryforward

October 31, 2009	$3,768,945

October 31, 2010	3,338,725

October 31, 2011	318,021

Total capital loss carryforward	$7,425,691

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2003 was $22,589,825 and $24,408,962, respectively.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$5,175,192

Aggregate unrealized (depreciation) of investment securities	(4,701,449)

Net unrealized appreciation of investment securities	$473,743

Cost of investments for tax purposes is $52,895,224.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, excise tax paid by the fund and passive foreign investment company reclassifications, on October 31, 2003, undistributed net investment income (loss) was increased by $12,022, undistributed net realized gains (loss) decreased by $898 and paid in capital decreased by $11,124. This reclassification had no effect on net assets of the Fund.

F-8

NOTE 10—Capital Stock Information

The Fund currently consists of four different classes of shares: Class A shares, Class B shares, Class C shares and Investor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Investor Class shares are sold at net asset value. Under some circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

Changes in Capital Stock Outstanding

	Year ended October 31,
	2003		2002
	Shares	Amount	Shares	Amount

Sold:
Class A*	11,803,712	$91,708,713	2,113,666	$15,202,267

Class B*	94,870	745,286	26,062	207,861

Class C	5,685,940	41,466,394	4,961,956	40,714,473

Investor Class	2,285,934	17,798,452	6,990,083	58,150,538

Issued as reinvestment of dividends:
Class A*	735	6,423	—	—

Class B*	113	988	—	—

Investor Class	9,937	87,741	—	—

Reacquired:
Class A*	(11,974,236)	(93,606,691)	(1,711,140)	(12,396,273)

Class B*	(40,820)	(326,822)	(14,568)	(108,262)

Class C	(5,535,854)	(40,561,148)	(4,964,120)	(41,048,220)

Investor Class	(2,506,238)	(19,191,624)	(7,163,885)	(58,556,618)

	(175,907)	$(1,872,288)**	238,054	$2,165,766 **

*	Class A shares and Class B shares commenced sales on March 28, 2002.
**	Amount is net of redemption fees of $6,853 and $102,883 for 2003 and 2002, respectively, based on the relative net assets of each class.

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Class A
	Year ended October 31, 2003		March 28, 2002 (Date sales commenced) to October 31, 2002

Net asset value, beginning of period	$7.31		$8.96

Income from investment operations:
Net investment income	0.07	(a)	0.01

Net gains (losses) on securities (both realized and unrealized)	1.39		(1.66)

Total from investment operations	1.46		(1.65)

Less dividends from net investment income	(0.03)		—

Redemption fees added to paid-in-capital	0.00		0.00

Net asset value, end of period	$8.74		$7.31

Total return(b)	19.96%		(18.42)%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$2,033		$2,944

Ratio of expenses to average net assets:	1.87	%(c)	1.48	%(d)

Ratio of net investment income to average net assets	0.91	%(c)	0.47	%(d)

Portfolio turnover rate(e)	51%		44%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)	Ratios are based on average daily net assets of $2,733,727.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

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NOTE 11—Financial Highlights (continued)

	Class B
	Year ended October 31, 2003		March 28, 2002 (Date sales commenced) to October 31, 2002

Net asset value, beginning of period	$7.31		$8.96

Income from investment operations:
Net investment income (loss)	0.00	(a)	(0.01	)(a)

Net gains (losses) on securities (both realized and unrealized)	1.43		(1.64)

Total from investment operations	1.43		(1.65)

Less dividends from net investment income	(0.02)		—

Redemption fees added to paid-in capital	0.00		0.00

Net asset value, end of period	$8.72		$7.31

Total return(b)	19.50%		(18.42)%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$573		$84

Ratio of expenses to average net assets:
With expense reimbursements	2.75	%(c)	2.60	%(d)

Without expense reimbursements	4.13	%(c)	2.60	%(d)

Ratio of net investment income (loss) to average net assets	0.03	%(c)	(0.14	)%(d)

Portfolio turnover rate(e)	51%		44%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)	Ratios are based on average daily net assets of $312,904.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

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Note 11—Financial Highlights (continued)

	Class C
	Year ended October 31,				February 14, 2000 (Date sales commenced) to October 31, 2000
	2003		2002	2001

Net asset value, beginning of period	$7.16		$8.06	$11.14	$12.06

Income from investment operations:
Net investment income (loss)	0.00	(a)	(0.02)	(0.02)	(0.04	)(a)

Net gains (losses) on securities (both realized and unrealized)	1.37		(0.88)	(2.12)	(0.88)

Total from investment operations	1.37		(0.90)	(2.14)	(0.92)

Less distributions:
Dividends from net investment income	—		—	(0.00)	—

Distributions from net realized gains	—		—	(0.94)	—

Total distributions	—		—	(0.94)	—

Redemption fees added to paid-in-capital	0.00		0.00	0.00	0.00

Net asset value, end of period	$8.53		$7.16	$8.06	$11.14

Total return(b)	19.13%		(11.17)%	(20.75)%	(7.63)%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$2,608		$1,115	$1,272	$1,082

Ratio of expenses to average net assets:
With expense reimbursements	2.75	%(c)	2.75%	2.76%	2.47	%(d)

Without expense reimbursements	4.14	%(c)	3.52%	3.02%	2.47	%(d)

Ratio of net investment income (loss) to average net assets	0.03	%(c)	(0.43)%	(0.62)%	(0.56	)%(d)

Portfolio turnover rate(e)	51%		44%	54%	59%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)	Ratios are based on average daily net assets of $2,140,005.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

F-11

NOTE 11—Financial Highlights (continued)

	Investor Class
	Year ended October 31,
	2003		2002	2001	2000	1999

Net asset value, beginning of period	$7.35		$8.17	$11.16	$11.23	$10.02

Income from investment operations:
Net investment income (loss)	0.06	(a)	0.05	0.03	(0.01)	0.02

Net gains (losses) on securities (both realized and unrealized)	1.44		(0.87)	(2.07)	0.27	1.21

Total from investment operations	1.50		(0.82)	(2.04)	0.26	1.23

Less distributions:
Dividends from net investment income	(0.02)		—	(0.01)	(0.05)	(0.02)

Distributions from net realized gains	—		—	(0.94)	(0.28)	(0.00)

Total distributions	(0.02)		—	(0.95)	(0.33)	(0.02)

Redemption fees added to paid-in-capital	0.00		0.00	0.00	0.00	0.00

Net asset value, end of period	$8.83		$7.35	$8.17	$11.16	$11.23

Total return(b)	20.42%		(10.04)%	(19.74)%	2.66%	11.77%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$46,920		$40,620	$46,562	$61,708	$51,710

Ratio of expenses to average net assets:

With expense reimbursements	2.00	%(c)	1.99%	1.89%	2.04%	2.09%

Without expense reimbursements	2.26	%(c)	1.99%	1.89%	2.04%	2.56%

Ratio of net investment income (loss) to average net assets	0.78	%(c)	0.42%	0.12%	(0.37)%	0.30%

Portfolio turnover rate	51%		44%	54%	59%	112%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America.
(c)	Ratios are based on average daily net assets of $41,033,718.

NOTE 12—Subsequent Event

On November 24, 2003, AIM International Core Equity Fund (“Selling Fund”) transferred substantially all of its assets to the Fund in exchange for shares of the Selling Fund in a tax-free reorganization.

The results of the reorganization are as follows: The acquisition was accomplished by a tax-free exchange of 11,874,981 shares of the Fund for 7,980,438 shares of AIM International Core Equity Fund outstanding as of the open of business on November 24, 2003. AIM International Core Equity Fund’s net assets at that date of $105,070,918 including $15,892,959 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $59,505,921. Included in net assets of the acquired fund is undistributed net investment income (loss) of $(284,360) and undistributed net realized gain (loss) of $(11,571,041) for AIM International Core Equity Fund.

On November 25, 2003, the following became effective pursuant to shareholder approval on October 28, 2003:

■	A new investment advisory agreement became effective between the Company and A I M Advisors, Inc. (“AIM”), under which AIM will serve as the investment advisor for the Fund, and a new sub-advisory agreement became effective between AIM and IGAM, under which IGAM will serve as the sub-advisor for the Fund.
■	An Agreement and Plan of Reorganization that provides for the redomestication of the Fund as a series portfolio of a newly formed Delaware Trust.

Your Fund’s investment advisor, A I M Advisors, Inc. (“AIM”) is an indirect wholly owned subsidiary of AMVESCAP PLC (“AMVESCAP”). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. (“INVESCO”), was, until recently, the investment advisor to the INVESCO Funds.

On December 2, 2003, each of the Securities and Exchange Commission (“SEC”) and the Office of the Attorney General of the State of New York (“NYAG”) filed civil proceedings against INVESCO and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of INVESCO. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group, Inc., the parent company of AIM, and he also holds the position of Senior Vice President with AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against INVESCO. Neither your Fund nor any of the funds in the AIM Family of Funds®, which includes the INVESCO Funds (the “Funds”) has been named as a defendant in any of these proceedings.

The SEC proceeding alleges that INVESCO failed to disclose in the INVESCO Funds’ prospectuses and to the INVESCO Funds’ independent directors that INVESCO had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

F-12

NOTE 12—Subsequent Events (continued)

The NYAG proceeding is also based on the circumstances described above. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.

The Colorado proceeding is also based on the circumstances described above. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

If INVESCO is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a “registered investment company”). Similarly, if Mr. Cunningham is unsuccessful in his defense of these proceedings, he could be barred from serving as an officer or director of any registered investment company. Such results could also affect the ability of AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including your Fund. Your Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as your Fund’s investment advisor. There can be no assurance that such exemptive relief will be granted.

AIM has received inquiries from the SEC, the NASD, Inc., the NYAG and the Secretary of the Commonwealth of Massachusetts with respect to market timing, late trading, fair value pricing and other similar issues and AIM has been providing full cooperation with respect to these inquiries.

In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against certain Funds, INVESCO, AIM, AMVESCAP and certain related parties, primarily based upon the allegations in the complaints described above, but also regarding the funds’ fair valuation pricing methodology. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; interest and the payment of attorneys’ and experts’ fees. Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Funds, INVESCO, AIM, AMVESCAP and related parties in the future.

As a result of these developments, investors in the Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of these matters described above may have on the Fund or AIM’s financial condition.

F-13

Report of Independent Auditors

To the Board of Directors/Trustees and Shareholders of INVESCO International Blue Chip Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the INVESCO International Blue Chip Value Fund now known as INVESCO International Core Equity Fund (one of the funds constituting INVESCO International Funds, Inc. II, now known as AIM International Mutual Funds; hereafter referred to as the “Fund”) at October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

As described in Note 12, the Fund was merged into AIM European Growth Fund effective November 24, 2003.

PricewaterhouseCoopers LLP

December 16, 2003

Houston, Texas

F-14

INVESCO International Blue Chip Value Fund

Proxy Results (Unaudited)

A Special Meeting of Shareholders of INVESCO International Blue Chip Value Fund, a portfolio of AIM International Funds, Inc. II (formerly INVESCO International Funds, Inc.), a Maryland corporation, was held on October 21, 2003. The meeting was adjourned and reconvened on October 28, 2003. The meeting was held for the following purposes:

(1)*	To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph D. and Mark H. Williamson.

(2)	To approve a new Investment Advisory Agreement with A I M Advisors, Inc.

(3)	To approve a new sub-advisory agreement between A I M Advisors, Inc. and INVESCO Global Asset Management (N.A.), Inc.

(4)*	To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation.

The results of the voting on the above matters were as follows:

Directors/Matter		Votes For	Withholding Authority

(1)* Bob R. Baker		14,606,962	1,104,358
Frank S. Bayley		14,609,903	1,101,417
James T. Bunch		14,621,023	1,090,297
Bruce L. Crockett		14,616,218	1,095,102
Albert R. Dowden		14,612,217	1,099,103
Edward K. Dunn, Jr.		14,614,761	1,096,559
Jack M. Fields		14,613,545	1,097,775
Carl Frischling		14,600,131	1,111,189
Robert H. Graham		14,602,938	1,108,382
Gerald J. Lewis		14,598,295	1,113,025
Prema Mathai-Davis		14,596,898	1,114,422
Lewis F. Pennock		14,606,729	1,104,591
Ruth H. Quigley		14,597,565	1,113,755
Louis S. Sklar		14,607,024	1,104,296
Larry Soll, Ph.D.		14,613,131	1,098,189
Mark H. Williamson		14,601,221	1,110,099

Matter	Votes For	Votes Against	Withheld/ Abstentions

(2) Approval of a new Investment Advisory Agreement with A I M Advisors, Inc.	2,582,480	93,942	63,373
(3) Approval of a new sub-advisory agreement between A I M Advisors, Inc. and INVESCO Global Asset Management (N.A.), Inc.	2,571,968	93,680	74,147
(4)* Approval of an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation.	11,998,420	940,740	2,772,160	**
The Special Meeting of Shareholders of the Company noted above was adjourned and reconvened on October 28, 2003. At the reconvened meeting the following matters were then considered:

Matter	Votes For	Votes Against	Withheld/ Abstentions

(2) Approval of a new Investment Advisory Agreement with A I M Advisors, Inc.	3,075,251	108,189	66,176
(3) Approval of a new sub-advisory agreement between A I M Advisors, Inc. and INVESCO Global Asset Management (N.A.), Inc.	3,064,629	107,927	77,060
(4)* Approval of an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation.	13,471,833	1,002,574	2,605,253	**

*	Proposal required approval by a combined vote of all the portfolios of AIM International Funds, Inc. II
**	Includes Broker Non-Votes

F-15

OTHER INFORMATION

Trustees and Officers

As of January 1, 2003

The address of each trustee and officer of AIM International Funds, Inc., now known as AIM International Mutual Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 132 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Other Directorship(s) Held by Trustee

Interested Persons

Robert H. Graham[1] — 1946 Trustee, Chairman and President	1991

Director and Chairman, A I M Management Group Inc. (financial services holding company); and Director and Vice Chairman, AMVESCAP PLC and Chairman of AMVESCAP PLC — AIM Division (parent of AIM and a global investment management firm)

Formerly: President and Chief Executive Officer, A I M Management Group Inc.; Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); and Director and Chairman, A I M Capital Management, Inc. (registered investment advisor), A I M Distributors, Inc. (registered broker dealer), AIM Investment Services, Inc., (registered transfer agent), and Fund Management Company (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC — Managed Products

			None

Mark H. Williamson[2] — 1951 Trustee and Executive Vice President	2003

Director, President and Chief Executive Officer, A I M Management Group Inc. (financial services holding company); Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); Director, A I M Capital Management, Inc. (registered investment advisor) and A I M Distributors, Inc. (registered broker dealer); Director and Chairman, AIM Investment Services, Inc. (registered transfer agent); and Fund Management Company (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC — AIM Division (parent of AIM and a global investment management firm)

Formerly: Director, Chairman, President and Chief Executive Officer, INVESCO Funds Group, Inc. and INVESCO Distributors, Inc.; Chief Executive Officer, AMVESCAP PLC — Managed Products; Chairman and Chief Executive Officer of NationsBanc Advisors, Inc.; and Chairman of NationsBanc Investments, Inc.

			Director and Chairman, INVESCO Bond Funds, Inc., INVESCO Combination Stock & Bond Funds, Inc., INVESCO Counselor Series Funds, Inc., INVESCO International Funds, Inc., INVESCO Manager Series Funds, Inc., INVESCO Money Market Funds, Inc., INVESCO Sector Funds, Inc., INVESCO Stock Funds, Inc., INVESCO Treasurer’s Series Funds, Inc. and INVESCO Variable Investment Funds, Inc.

Independent Trustees

Bob R. Baker[3] — 1936 Trustee	2003	Consultant Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer. First Columbia Financial Corporation	None

Frank S. Bayley — 1939 Trustee	2001	Of Counsel, law firm of Baker & McKenzie	Badgley Funds, Inc. (registered investment company)

James T. Bunch[3] — 1942 Trustee	2003

Co-President and Founder, Green Manning & Bunch Ltd., (investment banking firm); and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation

Formerly: General Counsel and Director, Boettcher & Co.; and Chairman and Managing Partner, law firm of Davis, Graham & Stubbs

			None

Bruce L. Crockett — 1944 Trustee	1992	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); and Captaris, Inc. (unified messaging provider)

Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group Ltd. (private investment and management) and Magellan Insurance Company

Formerly: Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; and director of various affiliated Volvo Group companies

			Cortland Trust, Inc. (Chairman) (registered investment company); Annuity and Life Re (Holdings), Ltd. (insurance company)

Edward K. Dunn, Jr. — 1935 Trustee	1998	Formerly: Chairman, Mercantile Mortgage Corp.; President and Chief Operating Officer, Mercantile-Safe Deposit & Trust Co.; and President, Mercantile Bankshares Corp.	None

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company) and Texana Timber LP	Administaff

[1]	Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
[2]	Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust. Mr. Williamson became Executive Vice President of the Trust on March 4, 2003.
[3]	Elected trustee of the Trust on October 21, 2003.

Trustees and Officers (continued)

As of January 1, 2003

The address of each trustee and officer of A I M International Funds, Inc., now known as A I M International Mutual Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 132 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Other Directorship(s) Held by Trustee

Carl Frischling — 1937 Trustee	1991	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Cortland Trust, Inc. (registered investment company)

Gerald J. Lewis[3] — 1933 Trustee	2003	Chairman, Lawsuit Resolution Services (San Diego, California) Formerly: Associate Justice of the California Court of Appeals	General Chemical Group, Inc. Wheellabrator Technologies; Inc. (waste management company), Fisher Scientific, Inc., Henley Manufacturing Inc. (laboratory supplies), and California Coastal Properties, Inc.

Prema Mathai-Davis — 1950 Trustee	1998	Formerly: Chief Executive Officer, YWCA of the USA	None

Lewis F. Pennock — 1942 Trustee	1991	Partner, law firm of Pennock & Cooper	None

Ruth H. Quigley — 1935 Trustee	2001	Retired	None

Louis S. Sklar — 1939 Trustee	1991	Executive Vice President, Development and Operations Hines Interests Limited Partnership (real estate development company)	None

Larry Soll, Ph.D.[3] — 1942 Trustee	2003	Retired	None

Other Officers

Kevin M. Carome[4] — 1956 Senior Vice President	2003

Director, Senior Vice President, Secretary and General Counsel, A I M Management Group Inc. (financial services holding company) and A I M Advisors, Inc.; Vice President, A I M Capital Management, Inc., A I M Distributors, Inc. and AIM Investment Services, Inc.; and Director, Vice President and General Counsel, Fund Management Company

Formerly: Senior Vice President and General Counsel, Liberty Financial Companies, Inc.; and Senior Vice President and General Counsel, Liberty Funds Group, LLC

			N/A

Gary T. Crum[5] — 1947 Senior Vice President	1991

Director, Chairman and Director of Investments, A I M Capital Management, Inc.; Director and Executive Vice President, A I M Management Group Inc.; Director and Senior Vice President, A I M Advisors, Inc.; and Director, A I M Distributors, Inc. and AMVESCAP PLC

Formerly: Chief Executive Officer and President, A I M Capital Management Inc.

			N/A

Robert G. Alley — 1948 Vice President	1994	Managing Director and Chief Fixed Income Officer, A I M Capital Management, Inc., and Vice President, A I M Advisors, Inc.	N/A

Stuart W. Coco — 1955 Vice President	2002	Managing Director and Chief Research Officer — Fixed Income, A I M Capital Management, Inc.; and Vice President, A I M Advisors, Inc.	N/A

Melville B. Cox — 1943 Vice President	1992	Vice President and Chief Compliance Officer, A I M Advisors, Inc. and A I M Capital Management, Inc.; and Vice President, AIM Investment Services, Inc.	N/A

Edgar M. Larsen[5] — 1940 Vice President	1999	Vice President, A I M Advisors, Inc., and President, Chief Executive Officer and Chief Investment Officer, A I M Capital Management, Inc.	N/A

Dana R. Sutton — 1959 Vice President and Treasurer	1991	Vice President and Fund Treasurer, A I M Advisors, Inc.	N/A

[3]	Elected trustee of the Trust on October 21, 2003.
[4]	Mr. Carome became Senior Vice President of the Trust on May 13, 2003.
[5]	Information is current as of January 10, 2003.

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.347.4246.

Office of the Fund	Investment Advisor	Distributor	Auditors
11 Greenway Plaza.	A I M Advisors, Inc	A I M Distributors, Inc.	PricewaterhouseCoopers LLP
Suite 100	11 Greenway Plaza	11 Greenway Plaza	1201 Louisiana
Houston, TX 77046	Suite 100	Suite 100	Suite 2900
	Houston, TX 77046	Houston, TX 77046	Houston, TX 77002

Counsel to the Fund	Counsel to the Trustees	Transfer Agent	Custodian
Ballard Spahr	Kramer, Levin, Naftalis &	AIM Investment Services, Inc.	State Street Bank and Trust
Andrews & Ingersoll, LLP	Frankel LLP	P.O. Box 4739	Company
1735 Market Street	919 Third Avenue	Houston, TX 77210-4739	225 Franklin Street
Philadelphia, PA 19103	New York, NY 10022		Boston, MA 02110

Required Federal Income Tax Information (Unaudited)

Of ordinary dividends paid to shareholders during the tax year November 1, 2003 through November 25, 2003, 0.02% is eligible for the dividends received deduction for corporations.

For its tax year ended October 31, 2003, the Fund designated 0.74%, or the maximum amount allowable, of its dividend distributions as qualified dividend income. For the tax year November 1, 2003 through November 25, 2003, the Fund designated 100%, or the maximum amount allowable, of its dividend distributions as qualified dividend income. The actual percentages for the calendar year will be designated in the Fund’s year end tax statement.

        Domestic Equity

AIM Aggressive Growth Fund

AIM Balanced Fund*

AIM Basic Balanced Fund*

AIM Basic Value Fund

AIM Blue Chip Fund

AIM Capital Development Fund

AIM Charter Fund

AIM Constellation Fund

AIM Dent Demographic Trends Fund

AIM Diversified Dividend Fund[1]

AIM Emerging Growth Fund

AIM Large Cap Basic Value Fund

AIM Large Cap Growth Fund

AIM Libra Fund

AIM Mid Cap Basic Value Fund

AIM Mid Cap Core Equity Fund

AIM Mid Cap Growth Fund

AIM Opportunities I Fund

AIM Opportunities II Fund

AIM Opportunities III Fund

AIM Premier Equity Fund

AIM Select Equity Fund

AIM Small Cap Equity Fund[2]

AIM Small Cap Growth Fund[3]

AIM Trimark Endeavor Fund

AM Trimark Small Companies Fund

AIM Weingarten Fund

INVESCO Core Equity Fund

INVESCO Dynamics Fund

INVESCO Mid-Cap Growth Fund

INVESCO Small Company Growth Fund

INVESCO S&P 500 Index Fund

INVESCO Total Return Fund*

International/Global Equity

AIM Asia Pacific Growth Fund

AIM Developing Markets Fund

AIM European Growth Fund

AIM European Small Company Fund

AIM Global Aggressive Growth Fund

AIM Global Growth Fund

AIM Global Trends Fund

AIM Global Value Fund[4]

AIM International Emerging Growth Fund

AIM International Growth Fund

AIM Trimark Fund

INVESCO International Core Equity Fund[5]

        Sector Equity

AIM Global Health Care Fund

AIM Real Estate Fund

INVESCO Advantage Health Sciences Fund

INVESCO Energy Fund

INVESCO Financial Services Fund

INVESCO Gold & Precious Metals Fund

INVESCO Health Sciences Fund

INVESCO Leisure Fund

INVESCO Multi-Sector Fund

INVESCO Technology Fund

INVESCO Utilities Fund

            Fixed Income

TAXABLE

AIM Floating Rate Fund

AIM High Yield Fund

AIM Income Fund

AIM Intermediate Government Fund

AIM Limited Maturity Treasury Fund

AIM Money Market Fund

AIM Short Term Bond Fund

AIM Total Return Bond Fund

INVESCO U.S. Government Money Fund

TAX-FREE

AIM High Income Municipal Fund

AIM Municipal Bond Fund

AIM Tax-Exempt Cash Fund

AIM Tax-Free Intermediate Fund

1Effective May 2, 2003, AIM Large Cap Core Equity Fund was renamed AIM Diversified Dividend Fund. 2AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor. 3AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. 4Effective April 30, 2003, AIM Worldwide Spectrum Fund was renamed AIM Global Value Fund. 5Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

For more complete information about any AIM or INVESCO fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read it carefully before investing. If used after January 20, 2004, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $142 billion in assets for approximately 11 million shareholders, including individual investors, corporate clients and financial institutions. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $345 billion in assets under management. Data as of September 30, 2003.

AIMinvestments.com        HCE-AF

*	Domestic equity and income fund

Your goals. Our solutions.--Servicemark--
Mutual Funds	Retirement Products	Annuities	College Savings Plans	Separately Managed Accounts	Offshore Products	Alternative Investments	Cash Management	[AIM INVESTMENTS LOGO APPEARS HERE] --Servicemark--

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by the report, Registrant had adopted a code of ethics (the “Code”) that applied to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). There were no amendments to the Code during the period covered by the report. During the period covered by this report, Registrant did not grant any waiver, and does not believe it granted an implicit waiver, from a provision of the Code that is applicable to the PEO and PFO. However, it should be noted that Raymond Cunningham was the PEO of Registrant on October 31, 2003. Since the end of the period covered by this report, the Securities Exchange Commission, the New York State Attorney General’s Office and the Colorado Attorney General’s Office filed civil actions against INVESCO Funds Group, Inc. and Raymond Cunningham alleging violations of various federal and state laws due to selectively permitting market timing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Audit Committee of the Boards of Directors (the “Board”) of AIM International Funds, Inc. II (formerly known as INVESCO International Funds, Inc.) (the “Fund”) was, as of the end of the period covered by this report, composed of four of the Fund’s directors who were not affiliated with the Funds’ investment adviser (INVESCO Funds Group, Inc. [“INVESCO”]) as of the end of the period covered by this report. Each of these Committee members is independent. The Board determined that each of the Committee members is “financially literate” and that at least two members have “accounting or related financial management expertise” as used in the New York Stock Exchange definitions of the terms.

Under the Sarbanes-Oxley Act, the Fund is required to disclose either (1) that the Board has determined that at least one “audit committee financial expert” is serving on the Audit Committee or that (2) it does not have such an audit committee financial expert. If the Board determines that it does not have an audit committee financial expert, then it must disclose this fact and explain the reasons therefor. The Board determined that none of the members of the Audit Committee meets the technical requirements of the definition of an “audit committee financial expert”. The Fund does not have an “audit committee financial expert” because the Board believed that for the following reasons it is not necessary for registered investment companies such as the Fund, with an audit committee that meets the New York Stock Exchange requirements of financial literacy, to have a “financial expert” as a member of the committee.

1.	The financial statements of and accounting principles applying to registered investment companies such as the Fund are relatively simple, straightforward and transparent compared to operating companies. The significant accounting issues are valuation of securities and other assets (regulated under the Investment Company Act of 1940 and computed daily), accrual of expenses, allocation of joint expenses shared with other entities such as insurance premiums and disclosures of all related party transactions. Equally important is knowledge of the tax laws applying to registered investment companies. None of the accounting issues involving corporate America that have received recent publicity such as sophisticated derivative transactions and special purpose entities are present in financial reporting for registered investment companies.

2.	During the years that the Fund has been filing financial reports under the 1940 Act since its inception, there has never been a requirement for a financial report or statement to be restated.

3.	The members of the Audit Committee have the experience of a significant number of years serving on this Audit Committee. In the Board’s judgment, through this experience and experience with other public corporation’s financial affairs, the members have an understanding of: the relevant generally accepted accounting principles governing the Fund’s financial statements; tax laws applicable to the Funds; the Fund’s internal accounting controls; and audit committee functions necessary to satisfy the objectives of the Sarbanes-Oxley Act with respect to the financial statements, auditing process and internal controls of the Fund.

4.	The Audit Committee has the capability of employing a consultant who satisfies the technical definition of a “financial expert” and will do so from time to time if circumstances warrant.

1

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	CONTROLS AND PROCEDURES.

(a)	As of December 18, 2003, an evaluation was performed under the supervision and with the participation of the officers of AIM International Funds, Inc. II (the “Company”), including the Principal Executive Officer (PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Company’s disclosure controls and procedures, as that term in defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Company’s officers, including the PEO and PFO, concluded that, as of December 18, 2003, the Company’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Company on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Company is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Company’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Company’s last fiscal half-year (the Company’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

ITEM 10.	EXHIBITS. CODE OF ETHICS.

(a	)(1)	Code of Ethics.

(a	)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

(b	)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Registrant: AIM International Funds, Inc. II

By:	/s/ Robert H. Graham

Robert H. Graham Principal Executive Officer

Date :	December 18, 2003

By:	/s/ Dana R. Sutton

Dana R. Sutton Principal Financial Officer

Date :	December 18, 2003

EXHIBIT INDEX

10(a)(1)	Code of Ethics

10(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 (b) under the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002.